UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JANUARY 1, 2009 – DECEMBER 31, 2009 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG

December 31, 2009

Renaissance Large Cap Growth Fund

ARO24-1209

Managers AMG Funds

Renaissance Large Cap Growth Fund

Annual Report—December 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND'S EXPENSES	3

INVESTMENT MANAGER'S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS

Renaissance Large Cap Growth Fund	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	8
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	9
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statement of Changes in Net Assets	10
Detail of changes in Fund assets for the period

FINANCIAL HIGHLIGHTS	11
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	12
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16

TRUSTEES AND OFFICERS	17

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Investment Manager’s discussion of its investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”), and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the Renaissance Large Cap Growth Fund (the “Fund”), which is discussed in this report, has generated the following returns since its inception:

Periods Ended 12/31/09	6 Months	Since Inception	Inception Date
Renaissance Large Cap Growth Fund - Institutional Class	16.37%	16.72%	6/3/2009

Russell 1000® Growth Index	23.03%	21.86%	6/3/2009

1

Letter to Shareholders (continued)

The Fund’s inception was June 3, 2009, and during the partial year it earned a solid absolute return, but lagged its benchmark. The Fund trailed primarily due to weak stock selection in several sectors although it was also hindered by its higher-quality bias. However, by the end of the year, the low-quality rally that fueled a majority of the strong market performance in 2009 appeared to be dissipating with prospects of a broader rally led by higher-quality securities with positive earnings revisions and solid growth prospects in 2010, which would be ideal for Renaissance’s disciplined high-quality growth investment process.

The following report covers the period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

For the six months ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/09	Ending Account Value 12/31/09	Expenses Paid During the Period*

Renaissance Large Cap Growth Fund
Investor Class Shares
Based on Actual Fund Return	0.91%	$1,000	$1,161	$4.96
Hypothetical (5% return before expenses)	0.91%	$1,000	$1,021	$4.63
Service Class Shares
Based on Actual Fund Return	0.86%	$1,000	$1,163	$4.69
Hypothetical (5% return before expenses)	0.86%	$1,000	$1,021	$4.38
Institutional Class Shares
Based on Actual Fund Return	0.66%	$1,000	$1,164	$3.60
Hypothetical (5% return before expenses)	0.66%	$1,000	$1,022	$3.36

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Renaissance Large Cap Growth Fund

Investment Manager’s Comments

The Year in Review

From the Renaissance Large Cap Growth Fund’s (the “Fund”) inception on June 3, 2009 to the period that ended December 31, 2009, the Fund’s Institutional Class returned 16.72%, under- performing the Russell 1000®Growth Index (the “Index”), which returned 21.86%. The Fund’s fiscal year ended December 31, 2009, but it has less than a full year’s history due to its June 3, 2009 inception date.

As investor confidence continued to improve in the latter half of 2009, stocks rallied, finishing the year with the S&P 500 Index regaining about half of the losses it incurred during the late 2007 through early 2009 decline. As a result, market volatility has also continued its steady decline as investors have generally come to believe the worst is behind us. The stock market advance, which began in March of this year, has been marked by investors reembracing risk, as lower-quality stocks and bonds have significantly outperformed higher-quality issues through year end. This period looks similar to 1999 when significant outperformance by lower- quality issues proved difficult for active managers such as Renaissance with higher-quality focused investment disciplines.

Despite the solid absolute performance delivered during this period, the Fund underperformed its benchmark. A majority of the underperformance was driven by stock selection in the financials, industrials, and information technology sectors. In addition, higher- quality securities underperformed their lower-quality counterparts although that trend dissipated towards the end of the year. Overall, the Fund’s higher-quality bias did not provide the performance boost this investment discipline has generated over longer periods of time. Renaissance Investment Management, Inc. (“Renaissance”) believes that higher-quality stocks and companies with strong financial structures and greater financial flexibility are even more attractive today given their recent underperformance. Renaissance is also encouraged by the strong relative returns achieved by this same investment discipline subsequent to the most recent low-quality rally that ended in 1999.

Looking Forward

The Fund continues to look to selectively add positions in companies poised to take advantage of the improving market environment. More recently, this has resulted in Renaissance increasing the overweight to the consumer discretionary sector. Importantly, this adjustment is driven purely by bottom-up stock selection and not driven by a top-down call on the general health of the consumer. Within all areas of the market, the Fund continues to seek companies that boast both solid near- and longer-term growth prospects but are selling at reasonable valuations. The Fund remains well diversified amongst all ten Global Industry Classification Standards (“GICS”) sectors with a continued bias towards higher-quality issues remaining an integral part of the investment process. Renaissance believes that higher-quality stocks and companies with strong financial structures are more attractive than usual. In addition, momentum factors that have not worked well in the past year have usually followed periods of underperformance with renewed effectiveness in subsequent periods. Renaissance retains these factors in its quantitative models despite their difficult performance in 2009, and looks for them to contribute to performance in the year ahead.

Cumulative Total Return Performance

Renaissance Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000®Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 1000®Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Renaissance Large Cap Growth Fund on June 3, 2009, to a $10,000 investment made in the Russell 1000®Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The

4

Renaissance Large Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total return for the Renaissance Large Cap Growth Fund and the Russell 1000® Growth Index since inception to December 31, 2009.

Total Returns[1]	Since Inception	Inception Date
Renaissance Large Cap Growth Fund [2]
Investor Class	16.46%	06/03/09
Service Class	16.60%	06/03/09
Institutional Class	16.72%	06/03/09
Russell 1000® Growth Index	21.86%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 1000® Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000® companies with higher price-to-book ratio and higher forecasted growth values. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Russell 1000® Growth Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and-medium capitalization companies) when stocks of large capitalization companies are out of favor. The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Renaissance Large Cap Growth Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Renaissance Large Cap Growth Fund **	Russell 1000® Growth Index
Information Technology	32.0%	33.2%

Consumer Discretionary	22.6%	10.5%

Health Care	13.8%	15.9%

Industrials	10.2%	10.2%

Energy	7.8%	4.1%

Consumer Staples	5.2%	15.7%

Financials	5.1%	5.0%

Materials	1.6%	3.9%

Telecommunication Services	0.0%	0.6%

Utilities	0.0%	0.9%

Other Assets and Liabilities	1.7%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Apple, Inc.	2.3%
Apache Corp.	2.2
Coach, Inc.	2.1
EOG Resources, Inc.	2.1
Hewlett-Packard Co.	2.0
H&R Block, Inc.	2.0
Hewitt Associates, Inc., Class A	2.0
Microsoft Corp.	2.0
Cisco Systems, Inc.	2.0
Western Digital Corp.	2.0

Top Ten as a Group	20.7%

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Renaissance Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares	Value
Common Stocks - 98.3%
Consumer Discretionary - 22.6%
Aeropostale, Inc.*	9,552	$325,246
Apollo Group, Inc., Class A*	4,776	289,330
AutoZone, Inc.*	2,166	342,380
H&R Block, Inc.	19,101	432,065
Coach, Inc.	12,183	445,044
Dollar Tree, Inc.*	7,802	376,837
ITT Educational Services, Inc.*	3,406	326,840
McDonald’s Corp.	5,691	355,346
McGraw-Hill Companies, Inc., The	10,777	361,137
Nordstrom, Inc.	11,035	414,695
priceline.com, Inc.*	1,756	383,686
Ross Stores, Inc.	8,344	356,372
Tiffany & Co.	8,995	386,785
Total Consumer Discretionary		4,795,763
Consumer Staples - 5.2%
Colgate-Palmolive Co.	4,614	379,040
Kimberly-Clark Corp.	5,750	366,332
Procter & Gamble Co., The	6,071	368,085
Total Consumer Staples		1,113,457
Energy - 7.8%
Apache Corp.	4,578	472,312
EOG Resources, Inc.	4,551	442,812
Occidental Petroleum Corp.	5,020	408,377
Transocean, Ltd.*	4,007	331,780
Total Energy		1,655,281
Financials - 5.1%
Franklin Resources, Inc.	3,294	347,023
Goldman Sachs Group, Inc.	2,143	361,824
TD Ameritrade Holding Corp.*	19,312	374,267
Total Financials		1,083,114
Health Care - 13.8%
Abbott Laboratories Co.	7,113	384,030
Amgen, Inc.*	6,252	353,676
Gilead Sciences, Inc.*	7,029	304,215
Johnson & Johnson	5,829	375,446
Eli Lilly and Co.	9,472	338,245
McKesson Corp.	6,287	392,938
UnitedHealth Group, Inc.	13,125	400,050
WellPoint, Inc.*	6,411	373,697
Total Health Care		2,922,297
Industrials - 10.2%
3M Co.	4,939	408,307
Eaton Corp.	5,866	373,195
Flowserve Corp.	3,663	346,263
Illinois Tool Works, Inc.	7,734	371,155
Joy Global, Inc.	6,899	355,919
Lockheed Martin Corp.	4,105	309,312
Total Industrials		2,164,151
Information Technology - 32.0%
Accenture PLC, Class A	9,767	405,330
Apple, Inc.*	2,288	482,449
Cisco Systems, Inc.*	17,404	416,653
Cognizant Technology Solutions Corp.*	8,298	375,899
Corning, Inc.	20,962	404,776
EMC Corp.*	21,175	369,927
eBay, Inc.*	16,058	378,005
Hewitt Associates, Inc., Class A*	9,972	421,417
Hewlett-Packard Co.	8,427	434,076
Intel Corp.	19,266	393,026
International Business Machines Corp.	3,138	410,764
Microsoft Corp.	13,794	420,579
Oracle Corp.	15,112	370,848
QUALCOMM, Inc.	7,296	337,513
Texas Instruments, Inc.	15,187	395,773
Western Digital Corp.*	9,414	415,628
Western Union Co., The	19,453	366,689
Total Information Technology		6,799,352
Materials - 1.6%
Owens-Illinois, Inc.*	10,324	339,350
Total Common Stocks (cost $18,188,206)		20,872,765
Short-Term Investments - 1.8%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08% (cost $381,969)	381,969	381,969
Total Investments - 100.1% (cost $18,570,175)		21,254,734
Other Assets, less Liabilities - (0.1)%		(26,211)
Net Assets - 100.0%		$21,228,523

Based on the approximate cost of investments of $18,570,175 for Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were $2,841,873 and $157,314, respectively, resulting in a net unrealized appreciation of investments of $2,684,559.

*	Non-income-producing security.
[1]	Yield shown for an investment company represents its December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

7

Renaissance Large Cap Growth Fund

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments at value*	$21,254,734
Receivable for Fund shares sold	51,494
Dividends and other receivables	15,882
Receivable from affiliate	16,762
Total assets	21,338,872

Liabilities:
Payable for Fund shares repurchased	16,510
Accrued expenses:
Investment management and advisory fees	9,717
Administrative fees	4,417
Distribution fees - Investor Class	46
Registration fees	42,088
Professional fees	18,590
Other	18,981
Total liabilities	110,349

Net Assets	$21,228,523
Net Assets Represent:
Paid-in capital	$18,569,413
Undistributed net investment income	14,207
Accumulated net realized loss from investments	(39,656)
Net unrealized appreciation of investments	2,684,559
Net Assets	$21,228,523
Investor Class Shares - Net Assets	$290,231
Shares outstanding	25,297
Net asset value, offering and redemption price per share	$11.47
Service Class Shares - Net Assets	$20,692,072
Shares outstanding	1,800,482
Net asset value, offering and redemption price per share	$11.49
Institutional Class Shares - Net Assets	$246,220
Shares outstanding	21,426
Net asset value, offering and redemption price per share	$11.49
* Investments at cost	$18,570,175

The accompanying notes are an integral part of these financial statements.

8

Renaissance Large Cap Growth Fund

Statement of Operations

For the period from June 3, 2009 (commencement of operations) to December 31, 2009

Investment Income:
Dividend income	$135,189
Total investment income	135,189
Expenses:
Investment management and advisory fees	55,314
Administrative fees	25,142
Distribution fees - Investor Class	131
Registration fees	44,173
Transfer agent fees	29,088
Professional fees	23,159
Reports to shareholders	14,853
Custodian fees	6,297
Trustees fees and expenses	1,100
Miscellaneous	2,609
Total expenses before offsets	201,866
Expense reimbursement	(115,583)
Expense reductions	(32)
Net expenses	86,251

Net investment income	48,938
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	239,725
Net unrealized appreciation of investments	2,684,559
Net realized and unrealized gain	2,924,284

Net increase in net assets resulting from operations	$2,973,222

The accompanying notes are an integral part of these financial statements.

9

Renaissance Large Cap Growth Fund

Statement of Changes in Net Assets

For the period ended December 31,

2009*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$48,938
Net realized gain on investments	239,725
Net unrealized appreciation of investments	2,684,559
Net increase in net assets resulting from operations	2,973,222
Distributions to Shareholders:
From net investment income	(34,596)
From net realized gain on investments	(279,516)
Total distributions to shareholders	(314,112)
From Capital Share Transactions:
Investor Class:
Proceeds from sale of shares	354,709
Reinvestment of dividends and distributions	4,482
Cost of shares repurchased	(80,078)
Net increase from Investor Class share transactions	279,113
Service Class:
Proceeds from sale of shares	19,203,989
Reinvestment of dividends and distributions	305,295
Cost of shares repurchased	(1,433,822)
Net increase from Service Class share transactions	18,075,462
Institutional Class:
Proceeds from sale of shares	211,124
Reinvestment of dividends and distributions	3,877
Cost of shares repurchased	(163)
Net increase from Institutional Class share transactions	214,838
Net increase from capital share transactions	18,569,413
Total increase in net assets	21,228,523
Net Assets:
Beginning of period	—
End of period	$21,228,523
End of year undistributed net investment income	$14,207

Share Transactions:

Investor Class:
Sale of shares	32,330
Reinvested shares from dividends and distributions	386
Shares repurchased	(7,419)
Net increase in shares	25,297
Service Class:
Sale of shares	1,904,188
Reinvested shares from dividends and distributions	26,313
Shares repurchased	(130,019)
Net increase in shares	1,800,482
Institutional Class:
Sale of shares	21,107
Reinvested shares from dividends and distributions	334
Shares repurchased	(15)
Net increase in shares	21,426

* Commencement of operations was June 3, 2009.

The accompanying notes are an integral part of these financial statements.

10

Financial Highlights

For a share outstanding throughout the period

Investor Class	For the period ended December 31, 2009*

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.01
Net realized and unrealized gain on investments	1.64
Total from investment operations	1.65

Less Distributions to Shareholders from:
Net investment income	(0.03)
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.18)
Net Asset Value, End of Period	$11.47
Total Return[1]	16.46%[2]
Ratio of net expenses to average net assets	0.91%[3]
Ratio of net investment income to average net assets[1]	0.43%[3]
Portfolio turnover	6%[2]
Net assets at end of period (000’s omitted)	$290

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	2.06%[3]
Ratio of net investment loss to average net assets	(0.72)%[3]

Institutional Class	For the period ended December 31, 2009*

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.04
Net realized and unrealized gain on investments	1.63
Total from investment operations	1.67

Less Distributions to Shareholders from:
Net investment income	(0.03)
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.18)
Net Asset Value, End of Period	$11.49
Total Return[1]	16.72%[2]
Ratio of net expenses to average net assets	0.66%[3]
Ratio of net investment income to average net assets[1]	0.68%[3]
Portfolio turnover	6%[2]
Net assets at end of period (000’s omitted)	$246

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	1.81%[3]
Ratio of net investment loss to average net assets	(0.47)%[3]

Service Class	For the period ended December 31, 2009*

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.03
Net realized and unrealized gain on investments	1.63
Total from investment operations	1.66

Less Distributions to Shareholders from:
Net investment income	(0.02)
Net realized gain on investments	(0.15)
Total distributions to shareholders	(0.17)
Net Asset Value, End of Period	$11.49
Total Return[1]	16.60%[2]
Ratio of net expenses to average net assets	0.86%[3]
Ratio of net investment income to average net assets[1]	0.48%[3]
Portfolio turnover	6%[2]
Net assets at end of period (000’s omitted)	$20,692

Ratios absent expense offsets:[4]
Ratio of total expenses to average net assets	2.01%[3]
Ratio of net investment loss to average net assets	(0.67)%[3]

*	Commencement of operations was June 3, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1 (c) of Notes to Financial Statements.)

11

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Renaissance Large Cap Growth Fund (“the “Fund”). The Fund commenced operations on June 3, 2009.

The Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

12

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

As of December 31, 2009, all investments in the Fund were valued based on Level 1 inputs.

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the period from June 3, 2009 to December 31, 2009, no balance credits were earned and the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the period from June 3, 2009 to December 31, 2009, the Fund did not incur overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the period from June 3, 2009 to December 31, 2009, the transfer agent expense was reduced $32.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid from June 3, 2009 to December 31, 2009 was as follows:

Distributions paid from:	2009
Ordinary income	$34,731
Short-term capital gains	279,381
Long-term capital gains	—

$314,112

As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%
Ordinary income - dividends received deduction	38.67%

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2009
Capital loss carryforward	—
Post-October loss deferral	$39,656
Undistributed ordinary income	14,207
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

13

Notes to Financial Statements (continued)

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax position taken on the federal income tax return for the tax year ended December 31, 2009, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2009, there were no shareholders that held greater than 10% of the outstanding shares of the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by the Renaissance Group LLC (“Renaissance” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Renaissance with respect to the Fund. AMG indirectly owns a majority interest in Renaissance.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.55% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Renaissance for its services as subadvisor. The Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of the average daily net assets of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to 0.66% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s expense cap. At December 31, 2009, the cumulative amount of reimbursable expenses for the Fund was $115,583.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and

14

Notes to Financial Statements (continued)

is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or Distributor.

The Fund adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of the Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 3, 2009 to December 31, 2009, the Fund did not borrow from or lend to other Funds in the Fund family.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations), for the period ended December 31, 2009, were $25,799,656 and $7,851,175, respectively. There were no purchases or sales of U.S. Government obligations.

4. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund has determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 22, 2010, the date of issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designates as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0 or, if subsequently determined to be different, the net capital gains of such year.

15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Renaissance Large Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large Cap Growth Fund (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period June 3, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2010

16

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).
Officers
Name, Date of Birth, Position(s) Held with Fundand Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

17

Approval of Investment Advisory Agreements

At a meeting held on March 5-6, 2009, the Board of Trustees (the “Trustees”) of Managers AMG Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve, with respect to the Renaissance Large Cap Growth Fund, a new series of the Trust (the “New Fund”), in connection with the organization of the New Fund, an amendment to the Investment Management Agreement between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and the Trust with respect to the New Fund (the “Investment Management Agreement”), and a new Subadvisory Agreement between Managers and The Renaissance Group LLC (“Renaissance” or the “Subadvisor”) with respect to the New Fund (the “Subadvisory Agreement” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, Managers and Renaissance, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and Renaissance under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of the composite investment portfolio managed by Renaissance in its Large Cap Growth Strategy (the “Large Cap Growth Composite”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees reviewed information relating to Managers’ operations and personnel. Among other things, Managers provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by Managers relating to the performance of its duties with respect to other series of the Trust and the Trustees’ familiarity with Managers’ management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by Managers in overseeing the portfolio management responsibilities of Renaissance; (b) Managers’ ability to supervise the New Fund’s other service providers; and (c) Managers’ compliance programs. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of December 31, 2008, Managers had approximately $6.7 billion in assets under management.

In considering the nature, extent, and quality of services to be provided by Renaissance under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by Renaissance to the New Fund; (b) the qualifications and experience of Renaissance’s personnel; and (c) Renaissance’s compliance programs. The Trustees also took into account the financial condition of Renaissance with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of December 31, 2008, Renaissance managed approximately $5.1 billion in assets. In addition, the Trustees took into account a compliance report with respect to Renaissance prepared by Managers.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Renaissance’s organizational and management structure and Renaissance’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at Renaissance with portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that the portfolio manager joined Renaissance in 1984, has more than 27 years of investment management experience and serves as a Managing Partner and Chief Investment Officer of Renaissance.

Performance.

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of the Large Cap Growth Composite and noted that the performance of the Large Cap Growth Composite was above the performance of the Russell 1000© Growth Index for various periods. The Trustees concluded that this performance record supported the approval of the Subadvisory Agreement.

18

Approval of Investment Advisory Agreements (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by Managers for managing the New Fund, the Trustees noted that Managers, and not the New Fund, is responsible for paying the fees charged by the New Fund’s Subadvisor, Renaissance, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the New Fund to Managers can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that the New Fund’s estimated advisory fee and total gross expenses as of December 31, 2008, were lower than and approximately equal to, respectively, the average for the Fund’s Peer Group. The Trustees also took into account the fact that Managers has contractually agreed, through May 2011, to limit the total annual operating expenses of the New Fund’s Investor Shares, Service Shares and Institutional Class shares to 1.16%, 0.91% and 0.66%, respectively, of the average daily net assets of the Fund attributable to such share class. The Trustees concluded that, in light of the nature, extent and quality of the services provided by Managers and Renaissance and the considerations noted above with respect to Managers and Renaissance, the New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to Managers, the Trustees reviewed information provided by Managers setting forth all revenues and other benefits, both direct and indirect, received by Managers and its affiliates, including Renaissance, which is affiliated with Managers, attributable to managing the New Fund and all the mutual funds in the Managers family of funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that the subadvisory fees are paid by Managers out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to Managers is reasonable and that Managers is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by Managers to Renaissance, the Trustees reviewed information provided by Renaissance regarding the cost to Renaissance of providing subadvisory services to the New Fund and the resulting profitability from such relationship, and noted that, because Managers is an affiliate of Renaissance, such profitability might be directly or indirectly shared by Managers. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to Managers, including, among others, the indirect benefits that Managers may receive from Renaissance’s relationship with the New Fund, including any so-called “fallout benefits” to Managers, such as reputational value derived from Renaissance serving as Subadvisor to the New Fund, which will bear Renaissance’s name if the Subadvisory Agreement were approved.

In addition, the Trustees noted that the subadvisory fees are paid by Managers out of its advisory fee. Accordingly, the cost of services to be provided by Renaissance and the profitability to Renaissance of its relationship with the New Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the potential size of the New Fund, the Trustees concluded that the effect of any economies of scale being realized by Renaissance was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: (a) Managers and Renaissance have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) Renaissance’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) Renaissance is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and Renaissance maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on March 5-6, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

19

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Renaissance Group LLC

625 Eden Park Drive

Suite 1200

Cincinnati, OH 45202

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North

America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

MONEY MARKET JPMorgan Investment Advisors Inc.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers AMG Funds

December 31, 2009

TimesSquare Small Cap Growth Fund

TimesSquare Mid Cap Growth Fund

AR012-1209

TimesSquare Small Cap Growth Fund, TimesSquare Mid Cap Growth Fund

Annual Report–December 31, 2009

Page
ABOUT YOUR FUND’S EXPENSES	1

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

TimesSquare Small Cap Growth Fund	2

TimesSquare Mid Cap Growth Fund	8

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	15
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	20
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26

TRUSTEES AND OFFICERS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period*
TimesSquare Small Cap Growth Fund

Institutional Class Shares

Based on Actual Fund Return	1.05%	$1,000	$1,237	$5.92

Based on Hypothetical 5% Annual Return	1.05%	$1,000	$1,020	$5.35

Premier Class Shares

Based on Actual Fund Return	1.15%	$1,000	$1,236	$6.48

Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.85

TimesSquare Mid Cap Growth Fund

Institutional Class Shares

Based on Actual Fund Return	1.11%	$1,000	$1,240	$6.27

Based on Hypothetical 5% Annual Return	1.11%	$1,000	$1,020	$5.65

Premier Class Shares

Based on Actual Fund Return	1.31%	$1,000	$1,237	$7.39

Based on Hypothetical 5% Annual Return	1.31%	$1,000	$1,019	$6.67

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent 3scal half-year (184), then divided by 365.

1

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Small Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing primarily in the stocks of small-capitalization companies.

The Portfolio Manager

TimesSquare Capital Management, LLC (“TimesSquare”), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to small-cap investing. Led by co-managers Grant Babyak and Ken Duca, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of small-cap growth stocks designed to generate good risk-adjusted returns. When selecting small-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations, and that Fund management believes have the potential to appreciate in price by 25 to 50% within the next 12 to 18 months.

The Year in Review

For the year ended December 31, 2009, the Fund’s Institutional Class returned 35.72%, while its benchmark, the Russell 2000® Growth Index (the “Index”), returned 34.47%.

The sheer climb of the U.S. equity markets in 2009 nearly mirrored their precipitous drop in 2008. From its lowest point in March, the broad market rebounded 70% to end the year up nearly 30%. After 2008’s decline of -37%, investors may think that all has recovered; however, the various equity market size and style segments were still between -5% and -10% below their levels from three years prior.

One needed to look only at the status of the financial system and the levels of the government’s economic intervention by the numbers to see that the healing was far from complete. During 2009, there were 140 bank failures compared with 26 in 2008 and 3 in 2007. Interest rates remained targeted from 0.00% to 0.25% throughout the year with the Federal Reserve’s announcement on December 16th that economic conditions warranted “exceptionally low levels of the federal funds rate for an extended period.” Since the beginning of the downturn, the U.S. government authorized nearly $1.5 trillion of spending to mend and support the economy. This included TARP’s purchase of $700 billion in “toxic assets” from the balance sheets of financial firms, a $787 billion economic stimulus package, and a $3 billion “cash for clunkers” program to spur stagnant auto sales. Perhaps the most important number at year end was 10%, which was the level of unemployment, up from 7% a year earlier.

Still, the fourth quarter of 2009 showed some optimistic signs. The Fed began to scale back some of its emergency activities with the view that “economic activity has continued to pick up and that the deterioration in the labor market is abating.” In December, the real GDP estimate for the third quarter was revised downward, but it remained in positive territory at 2.2%, the first GDP gain since the second quarter of 2008.

Also heartening was the tenor of the positive fourth quarter returns in the U.S. equity market. When the market snapped back in March, it was led by stocks with lower quality (as defined by ROE quintile), lower prices, and smaller market capitalizations within each segment. On balance, those were the strongest areas for the year; however, in the fourth quarter, it was the reverse with higher-quality and larger stocks being rewarded. For the year, growth outpaced value.

The Fund had strong absolute and relative performance, outperforming the Russell 2000® Growth benchmark for the year. Early in the year, performance was ahead of the benchmark, and then it lagged during the low-quality rally from March to May, which was in line with the benchmark in the third quarter, and ended the year strongly. Overall, strength in the health care, energy, and information technology sectors boosted the Fund. Conversely, our positioning in the consumer discretionary sector detracted from results.

For most of the year there was debate over the shape of potential health care reform, which weighed on many stocks in that sector. During the second half of the year, concerns over a potential government-run public option dissipated. That provided a lift to our managed health care companies, such as WellCare Health Plans. WellCare also benefited when a Medicare sanction was lifted toward the end of the year, which enabled it to begin enrolling new members into their Medicare Advantage and Medicare prescription drug plans. Its stock price climbed 186% for the year. In a different health care segment, dental equipment supplier Align Technology sparkled with a 104% gain. The company’s results were strong, propelled by improving utilization rates by dentists and sales growth for its “Invisalign Teen” line of clear braces. MedAssets climbed 45%, benefiting from an increased focus by hospitals to improve

2

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

cash flow and reduce supply costs. MedAssets experienced especially strong results when in the second quarter it reported that the prior quarter’s bookings were the highest in the company’s history for its Revenue Cycle and Spend Management systems.

On balance, our energy holdings performed well. NATCO Group appreciated 185% during the year, primarily following the June announcement that the company will be acquired by Cameron International. NATCO is a leading provider of equipment, systems, and services used in the production of oil and natural gas. Also, two of our exploration and production companies posted strong growth and increased their forward outlooks. Arena Resources and Concho Resources, both with oil assets primarily in the Permian Basin of western Texas and eastern New Mexico, were up 54% and 97%, respectively.

Within the financially-oriented segment, strong stock selection offset the negative effects of an overweight allocation. Global Payments reported revenues for its most recent two fiscal quarters above expectations, with strong free cash flow generation. Later in the year, it announced the divestiture of its non-core money transfer business, which provided capital that could be used for better, more strategic acquisitions. The end result for this payment processor was a 65% stock return. Fleet card service company Wright Express benefited from the increase in oil prices and economic activity. Its stock price was up roughly 153%. The investment banking boutique firm Evercore Partners benefited early in the year from an uptick in M&A activity as well as a shakeout among large investment banks. Later in the year, Evercore reported earnings above expectations, driven by strong advisory revenues. It ended the year up 150%.

One of the few areas of weakness was the consumer discretionary sector. Two travel-related companies were caught in the economic downdraft early in the year and we sold those positions. While we held them, the stocks of Gaylord Entertainment and Orient-Express Hotels experienced drops of -26% and -48%, respectively, on the bleak outlooks for Gaylord’s future convention bookings and Orient-Express’s luxury hotel properties. A segment that was challenged for most of the year was the for-profit education industry. Our holding in Corinthian Colleges was off -16% for the year. Congressional hearings weighed on the industry along with the announcement of an SEC inquiry related to a different for-profit education company.

Looking Forward

As investors, we are continually reminded how quickly the markets can turn and how important a disciplined approach is to active management; the last 24 months were certainly an example of that. Despite a somewhat challenging 2009 due to the low-quality rally, we are optimistic about the market’s return to rewarding quality investments in 2010 as we have witnessed signs of the end of the low-quality run in the fourth quarter. TimesSquare was able to weather 2009 without any staff cutbacks, and we are grateful for the positive cash flows from existing clients and several new ones. The equity market’s recent rise may serve as the traditional leading indicator of economic growth, but regardless, we remain focused on balancing the investment rewards and risks with our bottom-up investment process. We appreciate your trust in our ability to manage your portfolio, and we look forward to working with you in the new year.

Cumulative Total Return Performance

TimesSquare Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund on January 21, 2000 (commencement of operations) to a $10,000 investment made in the Russell 2000® Growth Index for the same

3

TimesSquare Small Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

time periods. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Small Cap Growth Fund and the Russell 2000® Growth Index since inception through December 31, 2009.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
TimesSquare Small Cap Growth Fund[2,3]
Institutional Class	35.72%	5.97%	5.40%	01/21/00
Premier Class	35.52%	5.86%	5.27%	01/21/00
Russell 2000® Growth Index[4]	34.47%	0.87%	(2.16)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars ($).

[2]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]

The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[4]

The Russell 2000® Growth Index is a market capitalization-weighted index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth rates.

The Russell 2000® Growth Index is a registered trademark of Russell Investments. Russell 2000® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

4

TimesSquare Small Cap Growth Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	TimesSquare Small Cap Growth Fund**	Russell 2000® Growth Index
Information
Technology	31.3%	26.8%
Industrials	23.6%	14.7%
Health Care	17.2%	24.2%
Financials	7.4%	4.3%
Energy	7.0%	5.8%
Consumer Discretionary	7.0%	16.0%
Consumer Staples	3.2%	1.5%
Telecommunication Services	2.4%	4.1%
Utilities	0.0%	0.2%
Materials	0.0%	2.4%
Other Assets and Liabilities	0.9%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Solera Holdings, Inc.*	2.8%
Global Payments, Inc.*	2.7
Concho Resources, Inc.	1.7
Bio-Rad Laboratories, Inc., Class A*	1.7
Arena Resources, Inc.	1.6
Transdigm Group, Inc.*	1.6
Stancorp Financial Group	1.6
Chattem, Inc.	1.5
Ultimate Software Group, Inc., The*	1.5
Wright Express Corporation	1.4

Top Ten as a Group	18.1%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

5

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 99.1%
Consumer Discretionary - 7.0%
American Public Education, Inc.*	140,000		$4,810,400
Arbitron, Inc.	183,300		4,292,886
Capella Education Co.*	70,000		5,271,000
Corinthian Colleges, Inc.*	362,400		4,990,248
FGX International Holdings, Ltd.*	140,000		2,742,600
Iconix Brand Group, Inc.*	245,000		3,099,250
Monro Muffler Brake, Inc.	161,000		5,383,840
RRSat Global Communications Network, Ltd.	200,000		2,260,000
WABCO Holdings, Inc.	220,200		5,678,958
Total Consumer Discretionary			38,529,182
Consumer Staples - 3.2%
Chattem, Inc.*	90,300	[2]	8,424,990
Herbalife, Ltd.	75,000		3,042,750
United Natural Foods, Inc.*	235,000		6,283,900
Total Consumer Staples			17,751,640
Energy - 7.0%
Arena Resources, Inc.*	210,000		9,055,200
Atlas Energy, Inc.	130,000		3,922,100
Cal Dive International, Inc.*	500,000		3,780,000
Concho Resources, Inc.	209,916		9,425,228
Dril-Quip, Inc.*	60,000		3,388,800
Matador Resources Co.* [4,5]	431,250		3,234,375
Quicksilver Resources, Inc.*	215,600		3,236,156
T-3 Energy Services, Inc.*	109,400		2,789,700
Total Energy			38,831,559
Financials - 7.4%
American Equity Investment Life Holding Co.	410,000		3,050,400
Amerisafe, Inc.*	195,000		3,504,150
Argo Group International Holdings, Ltd.*	165,066		4,810,023
Duff & Phelps Corp., Class A	257,200		4,696,472
Evercore Partners, Inc., Class A	130,000		3,952,000
Herald National Bank*	233,500		817,250
Iberia Bank Corp.	47,000		2,529,070
Portfolio Recovery Associates, Inc.*	80,000		3,590,400
Safety Insurance Group, Inc.	147,700		5,351,171
StanCorp Financial Group, Inc.	215,000		8,604,300
Total Financials			40,905,236
Health Care - 17.2%
Affymax, Inc.*	149,800	[2]	3,706,052
Align Technology, Inc.*	302,800		5,395,896
Amedisys, Inc.*	60,000	[2]	2,913,600
BioMarin Pharmaceutical, Inc.*	300,000		5,643,000
Bio-Rad Laboratories, Inc., Class A*	95,000		9,163,700
Brookdale Senior Living, Inc.*	245,000		4,456,550
Catalyst Health Solutions, Inc.*	160,000		5,835,200
Dionex Corp.*	75,000	[2]	5,540,250
Emergency Medical Services Corp., Class A*	90,000		4,873,500
Genoptix, Inc.*	95,000	[2]	3,375,350
Haemonetics Corp.*	112,000		6,176,800
ICON PLC, Sponsored ADR*	135,400		2,942,242
Incyte Genomics, Inc.*	350,000		3,188,500
Magellan Health Services, Inc.*	175,000		7,127,750
MedAssets, Inc.*	236,500		5,016,165
Sirona Dental Systems, Inc.*	95,000		3,015,300
United Therapeutics Corp.*	110,000	[2]	5,791,500
Volcano Corp.*	239,000		4,153,820
WellCare Health Plans, Inc.*	180,000	[2]	6,616,800
Total Health Care			94,931,975
Industrials - 23.6%
Advisory Board Co., The*	125,000		3,832,500
Albany International Corp.	285,000		6,401,100
Allegiant Travel Co.*	105,000	[2]	4,952,850
Clean Harbors, Inc.*	130,000	[2]	7,749,300
Columbus McKinnon Corp.*	330,000		4,507,800
Corporate Executive Board Co.	104,000		2,373,280
CoStar Group, Inc.*	133,500		5,576,295
DigitalGlobe, Inc.*	145,000		3,509,000
EMCOR Group, Inc.*	115,087		3,095,840
Genesee & Wyoming, Inc., Class A*	162,100	[2]	5,290,944
Granite Construction, Inc.	194,900	[2]	6,560,334
Healthcare Services Group, Inc.	180,000		3,862,800
Hub Group, Inc.*	110,000		2,951,300
Interline Brands, Inc.*	337,800		5,833,806
Kennametal, Inc.	190,800	[2]	4,945,536
McGrath RentCorp	142,900	[2]	3,195,244
Middleby Corp., The*	115,050		5,639,751
Mobile Mini, Inc.*	173,949		2,450,941
On Assignment, Inc.*	660,000		4,719,000
Orbital Sciences Corp.*	400,000		6,104,000
RBC Bearings, Inc.*	110,000		2,676,300
Resources Connection, Inc.*	324,040		6,876,129
Standard Parking Corp.*	184,800		2,934,624
Stanley, Inc.*	215,000		5,893,150

The accompanying notes are an integral part of these financial statements.

6

TimesSquare Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials - 23.6% (continued)
Stericycle, Inc.*	75,000		$4,137,750
Transdigm Group, Inc.	182,500		8,666,926
UTI Worldwide, Inc.*	359,700		5,150,904
Total Industrials			129,887,404
Information Technology - 31.3%
Atheros Communications, Inc.*	125,000		4,280,000
Blackboard, Inc.*	123,500		5,605,665
Bottomline Technologies, Inc.*	207,900		3,652,804
Cavium Networks, Inc.*	123,700		2,947,771
CommVault Systems, Inc.*	140,000		3,316,600
CSG Systems International, Inc.*	185,000		3,531,650
CyberSource Corp.*	395,475		7,953,002
Cymer, Inc.*	200,000	[2]	7,676,000
DealerTrack Holdings, Inc.*	300,000		5,637,000
DG FastChannel, Inc.*	175,000	[2]	4,887,750
DTS, Inc.*	90,000		3,078,900
Epiq Systems, Inc.*	217,400		3,041,426
Euronet Worldwide, Inc.*	120,900		2,653,755
Global Payments, Inc.	280,000		15,080,800
Hittite Microwave Corp.*	140,000	[2]	5,705,000
Informatica Corp.*	183,900		4,755,654
J2 Global Communications, Inc.*	225,000		4,578,750
Jack Henry & Associates, Inc.	300,000		6,936,000
ManTech International Corp., Class A*	105,000	[2]	5,069,400
Monolithic Power Systems, Inc.*	137,000		3,283,890
Monotype Imaging Holdings, Inc.*	115,000		1,038,450
Netezza Corp.*	550,000		5,335,000
Power Integrations, Inc.	136,245		4,953,868
SkillSoft PLC*	717,000		7,514,160
SolarWinds, Inc.*	184,900	[2]	4,254,549
Solera Holdings, Inc.	430,020		15,485,020
Ultimate Software Group, Inc., The*	284,400		8,352,828
Varian Semiconductor Equipment Associates, Inc.*	220,000	[2]	7,893,600
ViaSat, Inc.*	195,000		6,197,100
Wright Express Corp.*	250,650		7,985,709
Total Information Technology			172,682,101
Telecommunication Services - 2.4%
General Communication, Inc., Class A*	385,600		2,460,128
NTELOS Holdings Corp.	315,000		5,613,300
SBA Communications Corp.*	143,800	[2]	4,912,208
Total Telecommunication Services			12,985,636
Total Common Stocks (cost $451,186,216)			546,504,733
Short-Term Investments - 3.8% [1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	13,877,000		$13,877,000
BNY Institutional Cash Reserves Fund, Series B*[3,6]	1,179,050		229,915
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	2,811,086		2,811,086
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	4,008,213		4,008,213
Total Short-Term Investments (cost $21,875,349)			20,926,214
Total Investments - 102.9% (cost $473,061,565)			567,430,947
Other Assets, less Liabilities - (2.9)%			(15,824,326)
Net Assets - 100.0%			$551,606,621

Note: Based on the approximate cost of investments of $484,552,074 for Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were $102,274,181 and $19,395,308, respectively, resulting in net unrealized appreciation of investments of $82,878,873.

*	Non income producing security.
[1]	Yield shown for an investment company represents the December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $14,638,728, or 2.7% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

Private Placement: New or secondary issue of stock sold directly to a group of investors. The security’s public resale is restricted until it is registered with the SEC under the Securities Act of 1933. On June 9, 2009, the Fund purchased additional shares in a secondary offering at a cost of $281,250 with a market value at December 31, 2009, of $421,875. The Fund’s total market value of the security at December 31, 2009, is $3,234,375 representing 0.6% of the Fund’s net assets.

[5]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. The value shown for this security is a Fair Value price as determined under procedures approved by the Fund’s Board of Trustees.

[6]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

Investments Definitions and Abbreviations:

ADR:	ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR security is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored Ads are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

7

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments

The TimesSquare Mid Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the common and preferred stock of U.S. mid-capitalization companies. The Fund invests at least 80% of its assets in securities of mid-capitalization companies. The Fund’s subadvisor, TimesSquare Capital Management, LLC (“TimesSquare”) uses a bottom-up, research-intensive approach to identify mid-capitalization growth stocks that it believes have the greatest potential to achieve significant price appreciation over a 12-to-18-month horizon. In this case, mid-capitalization refers to companies that, at the time of purchase, have market capitalizations of greater than $1.5 billion but less than the greater of $10 billion or the upper limit of the Russell MidCap® Growth Index. The Russell MidCap® Growth Index (the “Index”) is the Fund’s benchmark.

The Portfolio Manager

TimesSquare Capital Management, LLC

TimesSquare’s investment team believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified portfolio of mid-cap growth stocks designed to generate good risk-adjusted returns. When selecting mid-cap growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that:

•	Demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages

•	Have strong, experienced management teams

•	Have stocks that are selling at reasonable valuations

•	Fund management believes have the potential to appreciate in price by 25-50% within the next 12 -18 months.

The ideal investment exhibits many of the following traits:

•	Exceptional management (clear goals, track record of success)

•	Distinct, sustainable competitive advantage (proprietary products, demonstrated franchise value, few competitors, patents, brand-name recognition)

•	Strong, consistent growth (3-year projected earnings growth and revenue growth greater than 15%)

•	Projected P/E at a discount to earnings growth

•	Attractive P/E relative to industry group

The investment team may sell an investment when:

•	Operating objectives are not met

•	Management is unable to sustain a competitive advantage

•	Fundamentals are expected to deteriorate

•	Reasons for purchase changed

•	A stock has reached its price target or is overvalued

The Year in Review

For the year ended December 31, 2009, the TimesSquare Mid Cap Growth Fund (Institutional Class) returned 37.02%, while its benchmark, the Russell Midcap® Growth Index, returned 46.29% . The sheer climb of the U.S. equity markets in 2009 nearly mirrored their precipitous drop in 2008. From its lowest point in March, the broad market rebounded 70% to end the year up nearly 30%. After 2008’s decline of -37%, investors may think that all has recovered; however, the various equity market size and style segments were still between -5% and -10% below their levels from three years prior.

One needed to look only at the status of the financial system and the levels of the government’s economic intervention by the numbers to see that the healing was far from complete. During 2009, there were 140 bank failures compared with 26 in 2008 and 3 in 2007. Interest rates remained targeted from 0.00% to 0.25% throughout the year with the Federal Reserve’s announcement on December 16th that economic conditions warranted “exceptionally low levels of the federal funds rate for an extended period.” Since the beginning of the downturn, the U.S. government authorized nearly $1.5 trillion of spending to mend and support the economy. This included TARP’s purchase of $700 billion in “toxic assets” from the balance sheets of financial firms, a $787 billion economic stimulus package, and a $3 billion “cash for clunkers” program to spur stagnant auto sales. Perhaps the most important number at year end was 10%, which was the level of unemployment, up from 7% a year earlier.

Still, the fourth quarter of 2009 showed some optimistic signs. The Fed began to scale back some of its emergency activities with the view that “economic activity has continued to pick up and that the deterioration in the labor market is abating.” In December, the real GDP estimate for the third quarter was revised downward, but it remained in positive territory at 2.2% with the first GDP gain since the second quarter of 2008.

8

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Also heartening was the tenor of the positive fourth quarter returns in the U.S. equity market. When the market snapped back in March, it was led by stocks with lower quality (as defined by ROE quintile), lower prices, and smaller market capitalizations within each segment. On balance, those were the strongest areas for the year; however, in the fourth quarter, it was the reverse with higher-quality and larger stocks being rewarded. For the year, growth outpaced value.

The Fund trailed the Russell Midcap® Growth Index on a relative basis for the full calendar year due to the extended effects of the low-quality rally that drove returns in the benchmark for most of 2009; we did not alter our high-quality bias that is inherent to our time-tested investment process. For the year, stock selection had a net negative effect and drove our underperformance; in general, our investments in consumer discretionary, consumer staples, and telecommunication services outpaced their counterparts in the Index, while our holdings in health care, industrials, information technology, financials, energy, and materials lagged.

Stock performance in consumer discretionary, while a positive contributor overall, was mixed. The top contributor to the Fund’s performance for 2009 can be found in this sector: Virgin Media Inc, a quad-play provider of residential broadband, cable, mobile, and fixed-line services, climbed 244% for the year. Virgin reported several strong quarters with revenues, EBITDA, and free cash flow well ahead of expectations. The company has continued to do a good job of raising overall prices and making the increases stick, and their shareholder base stands to broaden as their stock began trading on the London Stock Exchange in October. While the company has plenty of leverage, we are starting to see signs from management on plans to push out debt maturities and ultimately delever. In contrast, the Fund’s exposure to education services stocks detracted from results. Apollo Group, Inc. is the private education provider behind the University of Phoenix, the College for Financial Planning, and the Insight Schools. Apollo’s shares fell by -21% due to concerns over a new informal SEC inquiry over revenue recognition policies. Our analysis of Apollo’s cash flows does not show that their revenue recognition has been fraudulent, and we believe that the drop in the stock’s price is an overreaction. We used the recent price weakness as an opportunity to add to our position.

In materials, Pactiv Corporation, the packaging manufacturer whose product line includes Hefty bags, fell by -49% when it reported the large size of its future pension obligation relative to the total of its pension assets. As this news was coupled with concerns over private label encroachment, we decided to close this position in the first quarter.

In the telecommunication services industry, American Tower Corporation and SBA Communications Corporation are wireless and broadcast communications tower companies whose shares appreciated by 47% and 109% for the year, respectively, as investors have continued to favor the tower companies. We continue to expect wireless carriers, such as AT&T, Verizon, T-Mobile, and Sprint, to spend on building out their networks with the increased broadband demand stemming from the growing usage of data intensive smartphones.

One of the key detractors in information technology was DST Systems, Inc., a global provider of information processing and computer software services and products to the financial services industry (primarily mutual funds and investment managers), telecommunications industry, the healthcare industry, and other service industries. We sold DST in the first quarter after their shares had fallen. Although the valuation was not excessive, we felt there were better companies to invest in. The organic growth for all businesses was below expectations, and market conditions raised concerns about margins, refinancing risk, software sales (a small but high margin unit for them), and account growth. In addition, the shift in the industry from full service to sub-accounting results in much lower revenues per account.

The largest detractor within the health care sector, Cephalon, Inc., finished the year down -19%. As an international biotech company focused on products in three main areas - central nervous system, pain, and oncology, Cephalon is well known for their Provigil drug and its successor drug, Nuvigil, which treat excessive sleepiness associated with narcolepsy, sleep apnea, and off-peak shift work. In the second quarter, Cephalon was hit with concerns regarding potential congressional involvement in past settlements with generic drug manufacturers; our analysis showed that generic settlements have a strong legal basis and would likely continue. The company finished the year on a good note after positive Phase III results for the company’s Treanda drug demonstrated its increased effectiveness and lower toxicity over chemotherapy as a first-line treatment for non-Hodgkin’s lymphoma.

In industrials, UTI Worldwide Inc., a key detractor, fell by –5%, and we sold this name in the third quarter. The company had reported lower than expected revenues on lower volumes in the second quarter for their non-asset based, freight forwarding and logistics business. In the following quarter, we exited our position on strength; we decided to redeploy the proceeds to other names in the Fund with better visibility rather than wait for their new CEO to turn around the company and for an improvement in the macro picture.

9

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Within financial services, CapitalSource Inc. is a commercial lender that provides financial products to middle-market businesses. Through its wholly owned subsidiary, CapitalSource Bank, the company provides depository products and services in southern and central California. Although we admire CapitalSource for its credit discipline, we sold out of this long-held stock as their shares dropped by -81% with the belief that the mounting deterioration in credit in the commercial real estate industry would spare no company. Aon Corporation from the multi-line insurance space provides risk and insurance brokerage services and human resource out-sourcing. Aon finished the year down -15%. Management reported a mixed quarter in the fourth quarter with operating earnings coming in a bit light of estimates and a negative organic growth rate with all segments down; one bright spot was that Aon’s margin was better than expected thanks to effective cost cuts. We initiated a position in Aflac Inc. during the first quarter, and the stock is up 144% since our investment. Aflac provides supplemental health and life insurance across a variety of plans both in the U.S. and Japan. We believe that the company benefits from an experienced management team, a history of earnings growth with long-term visibility, and a strong brand identity — its duck is one of the most recognizable corporate symbols worldwide. In the second quarter, Aflac reported a strong quarter and later completed a debt offering that provided an additional capital cushion without the dilutive effects of an equity offering. For the last two quarters of 2009, Aflac beat operating EPS estimates. Two major concerns that had investors worried heading into the latest quarterly report - the potential for weak sales in Japan and the adequacy of their risk-based capital position - did not materialize. While U.S. sales were weaker than expected, Japanese sales rose almost 7% on a year-over-year basis while many investors were expecting a decline.

In the energy sector, Forest Oil Corporation is a name we sold in the third quarter after declining modestly. As an independent oil and gas company engaged in the acquisition, exploration, development, and production of natural gas and liquids primarily in North America, the company conducts its operations in the United States, Canada and abroad. Their shares fell in July as production from some of Forest’s wells in the Haynesville area of Texas continued to be weak, and activity slowed in general. We also sold out of our position in Weatherford International Ltd., a global supplier of equipment and services for oil and natural gas wells, which was down -20%. There has been increased uncertainty regarding Weatherford achieving their growth objectives, and we decided to redeploy the proceeds by establishing a new position in a higher conviction name: Noble Corporation, an offshore deepwater drilling contractor for the oil and gas industry with oil rigs in the Middle East, India, the Gulf of Mexico, and Brazil among their many locations. Noble sports a strong backlog with high utilization rates. Key contributor, Cameron International Corporation, which was up 104%, provides pressure control and flow equipment products, systems, and services for global oil, gas, and process industries; they have significant exposure to international markets and are the leader in subsea tree systems. Cameron acquired NATCO Group, an energy company specializing in wellhead equipment with a proprietary technology to separate oil, gas, and water while removing contaminants, in an all-stock deal which was unveiled in June and closed by year-end. In September, Cameron announced a large $500 million order from Petrobras which added to their backlog and order book visibility; Petrobras should be a big buyer for many years to come given their deepwater project pipeline. Most recently, after reporting solid quarterly results with increased backlog and a slight uptick to 2009 guidance, Cameron was upgraded by Raymond James to an outperform rating. Cameron also announced a $230+million order from Chevron for subsea production systems. The company continues to sport a strong balance sheet with more than $1 billion in cash on hand.

Looking Forward

As investors, we are continually reminded how quickly the markets can turn and how important a disciplined approach is to active management; the last 24 months were certainly an example of that. Despite a difficult 2009 relative to the low-quality driven returns of the Russell Midcap® Growth Index, we are optimistic about the market’s return to rewarding quality investments in 2010 as we have witnessed signs of the end of the low-quality run in the fourth quarter. TimesSquare was able to weather 2009 without any staff cutbacks, and we are grateful for the positive cash flows from existing clients and several new ones. The equity market’s recent rise may serve as the traditional leading indicator of economic growth, but regardless, we remain focused on balancing the investment rewards and risks with our bottom-up investment process. We appreciate your trust in our ability to manage your portfolio, and we look forward to working with you in the new year.

Cumulative Total Return Performance

TimesSquare Mid Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Growth

10

TimesSquare Mid Cap Growth Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Unlike the Fund, the above stated index is unmanaged, is not available for investment, and does not incur expenses. The chart compares a hypothetical $10,000 investment made in the Fund on March 4, 2005 (commencement of operations) to a $10,000 investment made in the Russell Midcap® Growth Index for the same time periods. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annualized total returns for the TimesSquare Mid Cap Growth Fund and the Russell Midcap® Growth Index since inception through December 31, 2009.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
TimesSquare Mid Cap Growth Fund[2]
Institutional Class	37.02%	5.61%	03/04/05
Premier Class	36.57%	5.42%	03/04/05
Russell Midcap® Growth Index[3]	46.29%	2.25%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars ($).

[2]

Mid capitalization securities are subject to market, liquidity and information risk. Mid size company securities may underperform, as compared to securities of larger companies, and may also pose greater risk due to narrower product lines, fewer financial resources, less depth in management or a smaller trading market for their stocks. Also, growth stocks may be more volatile than other types of stocks.

[3]

The Russell Midcap® Growth Index is a market capitalization-weighted index that measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth rates.

The Russell Midcap® Growth Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

11

TimesSquare Mid Cap Growth Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	TimesSquare Mid Cap Growth Fund**	Russell Midcap® Growth Index
Information Technology	24.7%	24.0%
Industrials	16.1%	14.7%
Health Care	15.2%	13.5%
Consumer Discretionary	13.5%	17.6%
Financials	9.6%	8.7%
Energy	6.2%	5.4%
Telecommunication Services	5.1%	1.1%
Materials	3.5%	4.7%
Consumer Staples	2.8%	7.3%
Utilities	0.0%	3.0%
Other Assets and Liabilities	3.3%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
DaVita, Inc.*	4.6%
American Tower Corp., Class A*	3.5
Amdocs, Ltd.*	2.9
Virgin Media, Inc.	2.6
Express Scripts, Inc.*	2.4
Aflac, Inc.	2.4
RenaissanceRe Holdings, Ltd.*	2.3
ASML Holding, N.V.	2.2
Discovery Communications, Inc., Class C*	2.1
Analog Devices, Inc.	2.0

Top Ten as a Group	27.0%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 96.7%
Consumer Discretionary - 13.5%
Apollo Group, Inc., Class A*	353,500		$21,415,030
Discovery Communications, Inc., Class C*	991,600		26,297,232
Hasbro, Inc.	362,400		11,618,544
International Game Technology	579,100		10,869,707
National CineMedia, Inc.	579,300		9,599,001
Pool Corp.	432,053		8,243,571
priceline.com, Inc.*	59,400		12,978,900
Strayer Education, Inc.	105,700	[2]	22,460,193
Tiffany & Co.	300,000		12,900,000
Virgin Media, Inc.	1,951,100		32,837,013
Total Consumer Discretionary			169,219,191
Consumer Staples - 2.8%
Church & Dwight Co., Inc.	278,300		16,823,235
Herbalife, Ltd.	449,900		18,252,443
Total Consumer Staples			35,075,678
Energy - 6.2%
Cameron International Corp.*	448,600		18,751,480
Denbury Resources, Inc.*	1,115,552		16,510,170
Noble Corp.	150,700		6,133,490
Range Resources Corp.	325,000		16,201,250
Ultra Petroleum Corp.*	408,600		20,372,796
Total Energy			77,969,186
Financials - 9.6%
Aflac, Inc.	636,900		29,456,625
Aon Corp.	439,400		16,846,596
Invesco, Ltd.	883,600		20,755,764
RenaissanceRe Holdings, Ltd.	541,700		28,791,355
SEI Investments Co.	766,700		13,432,584
TD Ameritrade Holding Corp.*	549,900		10,657,062
Total Financials			119,939,986
Health Care - 15.2%
Cephalon, Inc.*	303,700		18,953,917
DaVita, Inc.*	970,200		56,989,548
Express Scripts, Inc.,*	350,000		30,257,500
Humana, Inc.*	321,700		14,119,413
Illumina, Inc.*	250,800	[2]	7,687,020
Laboratory Corp. of America Holdings*	213,100		15,948,404
ResMed, Inc.*	260,900	[2]	13,637,243
Shire Pharmaceuticals PLC	298,500		17,521,950
St. Jude Medical, Inc.*	395,300		14,539,134
Total Health Care			189,654,129
Industrials - 16.1%
Ametek, Inc.	353,500		13,517,840
CH Robinson Worldwide, Inc.	220,400		12,944,092
Copart, Inc.*	220,400	[2]	8,073,252
Dun & Bradstreet Corp., The	178,100		15,026,297
Fastenal Co.	281,000	[2]	11,700,840
Iron Mountain, Inc.*	275,400		6,268,104
ITT Industries, Inc.	188,100		9,356,094
L-3 Communications Holdings, Inc.	202,000		17,563,900
Masco Corp.	909,900		12,565,719
Norfolk Southern Corp.	430,300		22,556,326
PACCAR, Inc.	170,800		6,194,916
Parker Hannifin Corp.	234,100		12,613,308
Rockwell Collins, Inc.	371,900		20,588,384
Stericycle, Inc.*	226,500		12,496,005
URS Corp.*	448,600		19,971,672
Total Industrials			201,436,749
Information Technology - 24.7%
Adobe Systems, Inc.*	491,200		18,066,336
Alliance Data Systems Corp.*	321,400	[2]	20,759,226
Altera Corp.	624,300		14,127,909
Amdocs, Ltd.*	1,279,000		36,489,870
Amphenol Corp.	337,900		15,604,222
Analog Devices, Inc.	789,600		24,935,568
ASML Holding, N.V.	812,600		27,701,534
Broadcom Corp., Class A*	693,200		21,801,140
Cognizant Technology Solutions Corp.*	188,100		8,520,930
Dolby Laboratories, Inc.*	247,900		11,832,267
Global Payments, Inc.	398,900		21,484,754
Juniper Networks, Inc.*	501,900		13,385,673
KLA-Tencor Corp.	321,400		11,621,824
Linear Technology Corp.	251,200		7,671,648
NetApp, Inc.*	417,000		14,340,630
NeuStar, Inc., Class A*	871,700		20,083,968
Salesforce.com, Inc.*	87,000		6,417,990
Western Union Co., The	747,500		14,090,375
Total Information Technology			308,935,864
Materials - 3.5%
Airgas, Inc.	270,200		12,861,520
Ecolab, Inc.	503,200		22,432,656
Martin Marietta Materials, Inc.	89,800	[2]	8,029,018
Total Materials			43,323,194

The accompanying notes are an integral part of these financial statements.

13

TimesSquare Mid Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 5.1%
American Tower Corp., Class A*	1,020,300	$44,087,163
SBA Communications Corp.*	564,400	19,279,904
Total Telecommunication Services		63,367,067
Total Common Stocks (cost $1,015,910,527)		1,208,921,044
Short-Term Investments - 8.2% [1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	57,965,000	57,965,000
BNY Institutional Cash Reserves Fund, Series B*[3,4]	1,665,632	324,798
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	26,939,456	$26,939,456
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	17,145,759	17,145,759
Total Short-Term Investments (cost $103,715,847)		102,375,013
Total Investments - 104.9% (cost $1,119,626,374)		1,311,296,057
Other Assets, less Liabilities - (4.9)%		(61,796,371)
Net Assets - 100.0%		$1,249,499,686

Note: Based on the approximate cost of investments of $1,157,412,667 for 2 Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were $161,881,322 and $7,997,932, respectively, resulting in net unrealized appreciation of investments of $153,883,390.

*	Non-income-producing security.
[1]	Yield shown for an investment company represents the December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares, amounting to a market value of $57,585,602, or 4.6% of net assets, were out on loan to various brokers.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

The accompanying notes are an integral part of these financial statements.

14

Statements of Assets and Liabilities

December 31, 2009

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Assets:
Investments at value* (including securities on loan valued at $14,638,728 and $57,585,602, respectively)	$567,430,947	$1,311,296,057
Receivable for investments sold	726,087	—
Receivable for Fund shares sold	329,693	1,869,788
Dividends and other receivables	190,054	340,490
Receivable from affiliate	8,906	1,160
Prepaid expenses	7,827	17,219
Total assets	568,693,514	1,313,524,714
Liabilities:
Payable upon return of securities loaned	15,056,050	59,630,632
Payable for investments purchased	226,643	1,859,570
Payable for Fund shares purchased	1,240,203	1,204,821
Accrued expenses:
Investment management and advisory fees	459,752	1,032,284
Other	104,245	297,721
Total liabilities	17,086,893	64,025,028
Net Assets	$551,606,621	$1,249,499,686
Institutional Class Shares:
Net Assets	$412,269,768	$678,956,075
Shares outstanding	40,320,084	57,160,326
Net asset value, offering and redemption price per share	$10.22	$11.88
Premier Class Shares:
Net Assets	$139,336,853	$570,543,611
Shares outstanding	13,775,803	48,330,290
Net asset value, offering and redemption price per share	$10.11	$11.81
Net Assets Represent:
Paid-in capital	$557,675,851	$1,201,225,733
Undistributed net investment income	—	—
Accumulated net realized loss from investments	(100,438,612)	(143,395,730)
Net unrealized appreciation of investments	94,369,382	191,669,683
Net Assets	$551,606,621	$1,249,499,686
* Investments at cost	$473,061,565	$1,119,626,374

The accompanying notes are an integral part of these financial statements.

15

Statements of Operations

For the year ended December 31, 2009

	TimesSquare Small Cap Growth Fund	TimesSquare Mid Cap Growth Fund
Investment Income:
Dividend income	$3,736,758	$7,339,393
Interest income	90	251
Foreign withholding tax	(19,030)	(18,458)
Securities lending fees	30,293	120,135
Total investment income	3,748,111	7,441,321
Expenses:
Investment management and advisory fees	4,523,516	8,794,387
Shareholder servicing fees - Premier Class	120,526	805,873
Professional fees	119,796	226,651
Custodian	69,463	139,695
Transfer agent	68,675	156,358
Trustees fees and expenses	43,406	83,226
Registration fees	33,300	54,646
Reports to shareholders	26,243	207,791
Miscellaneous	33,563	67,307
Total expenses before expense offsets	5,038,488	10,535,934
Expense reimbursements	(166,462)	—
Expense reductions	(76,447)	(95,354)
Expense waivers	(3,607)	(6,559)
Net expenses	4,791,972	10,434,021
Net investment loss	(1,043,861)	(2,992,700)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(77,297,712)	(75,514,887)
Net unrealized appreciation of investments	218,488,566	372,727,363
Net realized and unrealized gain	141,190,854	297,212,476
Net increase in net assets resulting from operations	$140,146,993	$294,219,776

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

For the year ended December 31,

	TimesSquare Small Cap Growth		TimesSquare Mid Cap Growth
	2009	2008	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(1,043,861)	$(2,130,313)	$(2,992,700)	$(764,064)
Net realized loss on investments	(77,297,712)	(21,963,024)	(75,514,887)	(65,806,548)
Net unrealized appreciation (depreciation) of investments	218,488,566	(191,211,537)	372,727,363	(211,576,098)
Net increase (decrease) in net assets resulting from operations	140,146,993	(215,304,874)	294,219,776	(278,146,710)
Distributions to Shareholders:
From net investment income:
Institutional Class Shares	—	—	—	(90,235)
Premier Class Shares	—	—	—	—
From net realized capital gains:
Institutional Class Shares	—	(14,304,021)	—	(3,450,913)
Premier Class Shares	—	(4,565,884)	—	(2,822,023)
Total distributions to shareholders	—	(18,869,905)	—	(6,363,171)
From Capital Share Transactions:
Proceeds from sale of shares	75,419,433	67,326,801	539,041,358	503,244,901
Reinvestment of dividends and distributions	—	18,631,619	—	5,413,947
Cost of shares repurchased	(109,593,737)	(69,438,190)	(209,149,680)	(200,613,865)
Net increase (decrease) from capital share transactions	(34,174,304)	16,520,230	329,891,678	308,044,983
Total increase (decrease) in net assets	105,972,689	(217,654,549)	624,111,454	23,535,102
Net Assets:
Beginning of year	445,633,932	663,288,481	625,388,232	601,853,130
End of year	$551,606,621	$445,633,932	$1,249,499,686	$625,388,232
End of year undistributed net investment income	—	—	—	—

The accompanying notes are an integral part of these financial statements.

17

TimesSquare Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$7.53	$11.64	$12.42	$12.08	$11.88
Income from Investment Operations:
Net investment loss	(0.02)[3]	(0.04)[3]	(0.03)[3]	(0.04)[3]	(0.05)[3]
Net realized and unrealized gain (loss) on investments	2.71 [3]	(3.73)[3]	1.32 [3]	2.03 [3]	1.60 [3]
Total from investment operations	2.69	(3.77)	1.29	1.99	1.55
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	—	(0.34)	(2.07)	(1.65)	(1.35)
Total distribution to shareholders	—	(0.34)	(2.07)	(1.65)	(1.35)
Net Asset Value End of Year	$10.22	$7.53	$11.64	$12.42	$12.08
Total Return [1]	35.72%	(32.28)%	10.00%	16.49%	13.44%
Ratio of net expenses to average net assets	1.03%	1.04%	1.04%	1.03%	1.05%
Ratio of net investment loss to average net assets [1]	(0.20)%	(0.36)%	(0.22)%	(0.31)%	(0.38)%
Portfolio turnover	65%	62%	82%	62%	76%
Net assets at end of year (000’s omitted)	$412,270	$339,078	$500,809	$465,142	$445,485

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.09%	1.08%	1.07%	1.07%	1.09%
Ratio of net investment loss to average net assets	(0.26)%	(0.41)%	(0.25)%	(0.35)%	(0.42)%

	For the year ended December 31,
Premier Class	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$7.46	$11.53	$12.32	$12.00	$11.83
Income from Investment Operations:
Net investment loss	(0.03)[3]	(0.04)[3]	(0.04)[3]	(0.05)[3]	(0.06)[3]
Net realized and unrealized gain (loss) on investments	2.68 [3]	(3.70)[3]	1.30 [3]	2.02 [3]	1.58 [3]
Total from investment operations	2.65	(3.74)	1.26	1.97	1.52
Less Distributions to Shareholders from:
Net investment income	—	—	—	—	—
Net realized gain on investments	—	(0.33)	(2.05)	(1.65)	(1.35)
Total distribution to shareholders	—	(0.33)	(2.05)	(1.65)	(1.35)
Net Asset Value End of Year	$10.11	$7.46	$11.53	$12.32	$12.00
Total Return [1]	35.52%	(32.27)%	9.84%	16.44%	13.24%
Ratio of net expenses to average net assets	1.14%	1.11%	1.14%	1.10%	1.21%
Ratio of net investment loss to average net assets [1]	(0.31)%	(0.44)%	(0.33)%	(0.38)%	(0.51)%
Portfolio turnover	65%	62%	82%	62%	76%
Net assets at end of year (000’s omitted)	$139,337	$106,556	$162,479	$177,302	$141,409

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.20%	1.16%	1.17%	1.14%	1.25%
Ratio of net investment loss to average net assets	(0.37)%	(0.48)%	(0.36)%	(0.42)%	(0.55)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.

18

TimesSquare Mid Cap Growth Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,				For the period ended December 31, 2005*
Institutional Class	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.67	$13.26	$12.79	$11.06	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.02)[3]	0.00 [3,4]	0.05	0.00 [3,4]	0.02
Net realized and unrealized gain (loss) on investments	3.23 [3]	(4.50)[3]	1.25	1.92 [3]	1.10
Total from investment operations	3.21	(4.50)	1.30	1.92	1.12
Less Distributions to Shareholders from:
Net investment income	—	(0.00)[4]	(0.04)	(0.00)[4]	(0.02)
Net realized gain on investments	—	(0.09)	(0.79)	(0.19)	(0.04)
Total distribution to shareholders	—	(0.09)	(0.83)	(0.19)	(0.06)
Net Asset Value End of Period	$11.88	$8.67	$13.26	$12.79	$11.06
Total Return [1]	37.02%	(33.91)%	10.11%	17.39%	11.17%[6]
Ratio of net expenses to average net assets	1.10%	1.08%	1.03%	1.12%	1.18%[7]
Ratio of net investment income (loss) to average net assets [1]	(0.25)%	(0.04)%	0.35%	0.02%	0.70%[7]
Portfolio turnover	55%	62%	67%	49%	48%[6]
Net assets at end of period (000’s omitted)	$678,956	$344,189	$389,075	$205,290	$71,284

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.11%	1.09%	1.08%	1.16%	1.38%[7]
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.06)%	0.30%	(0.02)%	0.50%[7]

	For the year ended December 31,				For the period ended December 31, 2005*
Premier Class	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.64	$13.23	$12.76	$11.03	$10.00
Income from Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.03)[3]	0.02	(0.01)[3]	0.01
Net realized and unrealized gain (loss) on investments	3.21 [3]	(4.47)[3]	1.26	1.93 [3]	1.08
Total from investment operations	3.17	(4.50)	1.28	1.92	1.09
Less Distributions to Shareholders from:
Net investment income	—	—	(0.02)	(0.00)[4]	(0.02)
Net realized gain on investments	—	(0.09)	(0.79)	(0.19)	(0.04)
Total distribution to shareholders	—	(0.09)	(0.81)	(0.19)	(0.06)
Net Asset Value End of Period	$11.81	$8.64	$13.23	$12.76	$11.03
Total Return [1]	36.69%[5]	(33.96)%	9.95%[5]	17.44%	10.87%[6]
Ratio of net expenses to average net assets	1.30%	1.29%	1.19%	1.23%	1.34%[7]
Ratio of net investment income (loss) to average net assets [1]	(0.45)%	(0.26)%	0.17%	(0.06)%	0.28%[7]
Portfolio turnover	55%	62%	67%	49%	48%[6]
Net assets at end of period (000’s omitted)	$570,544	$281,199	$212,778	$106,329	$13,428

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.31%	1.30%	1.24%	1.27%	1.77%[7]
Ratio of net investment income (loss) to average net assets	(0.46)%	(0.27)%	0.12%	(0.11)%	(0.15)%[7]

*	Commencement of operations was March 4, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	Rounds to less than $0.01 per share.
[5]	The Total Return is based on the Financial Statement Net Asset Values as shown on the left.
[6]	Not annualized.
[7]	Annualized.

19

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds: TimesSquare Small Cap Growth Fund (“Small Cap”) and TimesSquare Mid Cap Growth Fund (“Mid Cap”), collectively the “Funds.” The Funds offer both Institutional and Premier Class shares. Institutional shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a higher minimum initial investment than Premier shares. Premier shares are offered to all other investors. Each class represents an interest in the same assets of the Funds and the classes are identical except for class specific expenses related to shareholder activity. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its

NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

20

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
TimesSquare Small Cap Growth
Investments in Securities
Common Stocks [1]	$543,270,358	—	—	$543,270,358
Common Stocks - Restricted	—	—	$3,234,375	3,234,375
Short-Term Investments	20,696,299	$229,915	—	20,926,214

Total Investments in Securities	$563,966,657	$229,915	$3,234,375	$567,430,947

	Level 1	Level 2	Level 3	Total
TimesSquare Mid Cap Growth
Investments in Securities
Common Stocks [1]	$1,208,921,044	—	—	$1,208,921,044
Short-Term Investments	102,050,215	$324,798	—	102,375,013

Total Investments in Securities	$1,310,971,259	$324,798	—	$1,311,296,057

[1]

All common stocks reflected in this category are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.

21

Notes to Financial Statements (continued)

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
TimesSquare Small Cap Growth
Balance as of December 31, 2008	$3,750,000
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(796,875)
Net purchases (sales)	281,250
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2009	$3,234,375

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Additional expenses to the Premier Class shares include payments to third parties who maintain omnibus accounts; these payments to third parties represent shareholder recordkeeping services and are expected not to exceed 0.20% of each Fund’s Premier Class average daily net assets. The actual expense and the impact on the expense ratios for the year ended December 31, 2009 was $120,526 or 0.11% for Small Cap – Premier Class and $805,873 or 0.20% for Mid Cap – Premier Class.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Funds’ expenses. For the year ended December 31, 2009, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Small Cap - $74,639 or 0.02% and Mid Cap - $91,999 or 0.01%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to each Fund. For the year ended December 31, 2009, the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, overdraft fees for Small Cap and Mid Cap equaled $0 and $46, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, each Fund’s portion of the transfer agent expense was reduced as follows: Small Cap - $1,808 and Mid Cap - $3,355.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund – Capital Shares. For the year ended December 31, 2009, the management fee was reduced as follows: Small Cap - $3,607, and Mid Cap - $6,559.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

22

Notes to Financial Statements (continued)

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

	TimesSquare Small Cap		TimesSquare Mid Cap
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	—	—	—	$90,235
Short-term capital gains	—	$5,449,916	—	3,177,406
Long-term capital gains	—	13,419,989	—	3,095,530

Totals	—	$18,869,905	—	$6,363,171

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	100.00%
Ordinary income - dividends received deduction	—	—	—	24.60%

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	TimesSquare Small Cap	TimesSquare Mid Cap
Capital loss carryforward	$86,616,230	$104,930,726
Undistributed ordinary income	—	—
Short-term capital gains	—	—
Long-term capital gains	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
TimesSquare Small Cap	$7,371,003	2016
	79,245,227	2017
TimesSquare Mid Cap	$6,895,257	2016
	98,035,469	2017

For the year ended December 31, 2009, Small Cap and Mid Cap did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

23

Notes to Financial Statements (continued)

At December 31, 2009, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Small Cap – 2 accounts own 20%; Mid Cap – 1 account owns 12%. Transactions by these shareholders may have a material impact on their respective Funds. Capital share transactions for each class of shares were as follows:

	For the year ended December 31, 2009		For the year ended December 31, 2008
	Shares	Amount	Shares	Amount
TimesSquare Small Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	6,274,864	$53,387,094	4,605,984	$43,885,968
Reinvestments of dividends and distributions	—	—	1,964,439	14,183,256
Cost of shares repurchased	(10,988,179)	(84,480,462)	(4,574,341)	(41,855,141)

Net increase (decrease) - Institutional Shares	(4,713,315)	($31,093,368)	1,996,082	$16,214,083

Premier Shares:
Proceeds from sale of shares	2,687,266	$22,032,339	2,436,421	$23,440,833
Reinvestments of dividends and distributions	—	—	622,149	4,448,363
Cost of shares repurchased	(3,202,081)	(25,113,275)	(2,856,783)	(27,583,049)

Net increase (decrease) - Premier Shares	(514,815)	($3,080,936)	201,787	$306,147

TimesSquare Mid Cap Growth Fund
Institutional Shares:
Proceeds from sale of shares	28,164,620	$279,140,240	19,039,009	$219,619,519
Reinvestments of dividends and distributions	—	—	399,834	3,340,079
Cost of shares repurchased	(10,696,782)	(103,166,213)	(9,092,723)	(93,428,822)

Net increase - Institutional Shares	17,467,838	$175,974,027	10,346,120	$129,530,776

Premier Shares:
Proceeds from sale of shares	26,524,752	$259,901,118	25,979,631	$283,625,382
Reinvestments of dividends and distributions	—	—	249,493	2,073,868
Cost of shares repurchased	(10,756,029)	(105,983,467)	(9,755,646)	(107,185,043)

Net increase - Premier Shares	15,768,723	$153,917,651	16,473,478	$178,514,207

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by TimesSquare Capital Management, LLC (“TimesSquare”), who serves pursuant to a Subadvisory Agreement with the Investment Manager. AMG indirectly owns a majority interest in TimesSquare.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2009, the annual investment management fee rates, as a percentage of average daily net assets were as follows: Small Cap – 1.00% and Mid Cap 1.00% . Under the Investment Management Agreements with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and TimesSquare, TimesSquare reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through at least May 1 , 2010, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets: Small Cap Institutional Class – 1.05%, Small Cap Premier Class – 1.25%, Mid Cap Institutional Class – 1.19% and Mid Cap Premier Class – 1.39% .

The Funds are obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause each Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2009, the Funds made no such repayments to the Investment

24

Notes to Financial Statements (continued)

Manager. For the year ended December 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by Small Cap and Mid Cap were $460,917 and $0, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the following Funds lent to other Funds in the Fund family: TimesSquare Small Cap lent varying amounts up to $575,274 for 6 days earning interest of $90; TimesSquare Mid Cap lent varying amounts up to $7,491,947 for 2 days earning interest of $251. The interest amounts are included in the Statement of Operations as interest income.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2009, for Small Cap were $286,187,743 and $282,862,958 and for Mid Cap were $771,093,210 and $468,346,410, respectively. There were no purchases or sales of U.S.

Government obligations for either Fund.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. Subsequent Events

The Funds have determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 22, 2010, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIVs you receive for each Fund will show the tax status of all distributions paid to you during the respective calendar year. Pursuant to section 852 of the Internal Revenue Code, TimesSquare Small Cap and TimesSquare Mid Cap hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such year.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of TimesSquare

Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare Small Cap Growth Fund and TimesSquare Mid Cap Growth Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 22, 2010

26

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 34 Funds in Fund Complex

Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 34 Funds in Fund Complex

Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).
John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex

Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999

Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007

Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008

Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

27

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

TimesSquare Capital Management LLC

1177 Avenue of the Americas, 39th Floor

New York, NY 10036

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North

America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

MONEY MARKET JPMorgan Investment Advisors Inc.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers AMG

December 31, 2009

GW&K Small Cap Equity Fund

(formerly GW&K Multi-Cap Equity Fund)

GW&K Municipal Enhanced Yield Fund

GW&K Municipal Bond Fund

AR020 -1209

Managers AMG Funds

Annual Report—December 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

GW&K Small Cap Equity Fund	4

GW&K Municipal Enhanced Yield Fund	9

GW&K Municipal Bond Fund	15

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	20

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	21
Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	22
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	23
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	24
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	27
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

TRUSTEES AND OFFICERS	35

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	36

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like those detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”) is a global asset management company with ownership interests in a diverse group of boutique investment management affirms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary affirms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Funds. Following this letter, we also provide the Investment Managers’ discussion of their investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the GW&K Small Cap Equity Fund, the GW&K Municipal Bond Fund, and the GW&K Municipal Enhanced Yield Fund (each a “Fund,” and collectively the “Funds”), generated mostly strong absolute returns in this historic environment, as detailed below.

Periods Ended 12/31/09	6 Months	1 Year	5 Years	10 Years	Inception Date
GW&K Small Cap Equity - Investor Class	21.35%	32.27%	0.27%	(0.22)%	12/10/1996
Russell 2000® Index	23.90%	27.17%	0.51%	3.51%	—
GW&K Municipal Enhanced Yield - Institutional Class	11.38%	37.62%	—	—	12/30/2005
Barclays Capital U.S. Municipal Bond BAA Index	9.56%	26.09%	—	—	—
GW&K Municipal Bond - Institutional Class	5.41%	—	—	—	6/30/2009
Barclays Capital 10-Year Municipal Bond Index	5.24%	—	—	—	—

Performance for all share classes and detailed Fund positioning reviews are included within this report.

The GW&K Small Cap Equity Fund changed its investment strategy in late-July. It now follows a small-cap equity investment strategy, while previously the Fund had followed a multi-cap equity strategy. As a result, it is best to segregate each time period when describing the Fund’s performance. Through July 27, 2009, the Fund followed a multi-cap equity strategy and returned 16.8% compared to 11.4% for the Russell 3000® Index. Outperformance was accumulated during the first few months of the year as the fund held up much better than broad equities. After changing the investment strategy, the Fund returned 13.3% compared to 14.8% for the Russell 3000® Index.

Letter to Shareholders (continued)

The GW&K Municipal Enhanced Yield Fund returned 37.62% during 2009 compared to 26.09% for the Barclays Capital Municipal Bond BAA Index. The Fund’s good relative performance is attributable to its exposure to longer bonds and its trading prowess. The long end of the curve outperformed the intermediate part, while GW&K’s ability to liquidate individual bonds in the secondary market and access large blocks of new issues in the primary market at attractive prices has also been another source of value.

The GW&K Municipal Bond Fund returned 5.41% during the last six months of 2009 compared to 5.24% for the Barclays Capital Municipal Bond 10-Year Index. The Fund’s outperformance is attributable to its longer duration as long bonds appreciated the most, its meaningful allocation to A-rated bonds since lower-rated bonds performed best, and its trading expertise.

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

For the period ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value	Ending Account Value 12/31/09	Expenses Paid During the Period*
GW&K Small Cap Equity Fund
Investor Class Shares**
Based on Actual Fund Return	1.24%	$1,000	$1,214	$6.92
Hypothetical (5% return before expenses)	1.24%	$1,000	$1,019	$6.31
Service Class Shares
Based on Actual Fund Return	1.17%	$1,000	$1,135	$5.37
Hypothetical (5% return before expenses)	1.17%	$1,000	$1,019	$5.96
Institutional Class Shares
Based on Actual Fund Return	0.95%	$1,000	$1,136	$4.36
Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$4.84

GW&K Municipal Enhanced Yield Fund
Investor Class Shares
Based on Actual Fund Return	1.04%	$1,000	$1,095	$4.69
Hypothetical (5% return before expenses)	1.04%	$1,000	$1,020	$5.30
Service Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,096	$3.56
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02
Institutional Class Shares
Based on Actual Fund Return	0.79%	$1,000	$1,114	$4.21
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.02

GW&K Municipal Bond Fund
Investor Class Shares
Based on Actual Fund Return	0.59%	$1,000	$1,048	$3.05
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01
Service Class Shares
Based on Actual Fund Return	0.54%	$1,000	$1,049	$2.79
Hypothetical (5% return before expenses)	0.54%	$1,000	$1,022	$2.75
Institutional Class Shares
Based on Actual Fund Return	0.34%	$1,000	$1,054	$1.76
Hypothetical (5% return before expenses)	0.34%	$1,000	$1,023	$1.73

**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184 or 157 for new Fund classes that commenced operations on July 27, 2009), then divided by 365.
**	Excludes the expense adjustment impact rebate of 12b-1 fees for 2008 not used by the distributor. The expense ratio for the period including the expense adjustment would have been 1.09%.

GW&K Small Cap Equity Fund

Investment Manager’s Comments

The Year in Review

For the fiscal year ended December 31, 2009, the GW&K Small Cap Equity Fund (the “Fund”) Investor class returned 32.27%, outperforming the Russell 2000® Index, which returned 27.17%, and the Russell 3000© Index, which returned 28.34%.

During 2009, the Fund underwent a strategy change from multi- cap equity to small-cap equity. This changed was approved by the Board of Trustees and the transition to small-cap equity was finalized in late-July. The Fund will continue to implement a small-cap core strategy going forward. Since the strategy changed so did the Fund’s benchmark. It is best to discuss each period separately to ensure market preferences do not overshadow relative performance during the entire period.

During the first half of the year, the Fund was run as a multi-cap core strategy. Through July 27, 2009, when the strategy officially changed to small-cap core, the Fund returned 16.8% compared to 11.4% for the Russell 3000® Index. The strong relative performance was driven mostly by security selection, but the Fund also benefited from an underweight to the financials sector. Stock selection was strongest in the financials, energy, industrials, and utilities sectors. Several Fund holdings were up meaningfully during the first six-plus months of the year, including Goldman Sachs (+91.8%), Gentex (+71.3%), Amazon.com (+65.7%), Universal Forest Products (+66.2%), and AES Corp (+51.3%). The financials sector was the worst performing sector within the Russell 3000® Index during the abovementioned period, so the Fund’s significant underweight proved very beneficial.

During the second half of the year, the Fund’s strategy changed to the small-cap core category. From July 27, 2009, through the end of the year the Fund returned 13.3% compared to 14.8% for the Russell 2000® Index. The underperformance was attributable to poor stock performance in the industrials and financials sectors. Some of the weakest performers were PrivateBancorp (-62.8%), Ameron International (-13.5%), Universal Forest Products (-16.3%), Glacier Bancorp (-9.6%), and Spartan Stores (-7.6%). The Fund had good performance in both the information technology and energy sectors, which helped mitigate weakness elsewhere. Generally speaking, small cap market returns during this period were aligned more closely to the measure of the stock’s beta than to the company’s overall quality.

In aggregate the Fund outperformed both the Russell 2000® Index (+27.2%) and the Russell 3000© Index (+28.3%) during 2009. The outperformance is mostly attributable to good downside protection during the first two months of the year. As stocks continued to depreciate in early 2009, the Fund held up much better than broad- market equity indices and generated over 400 basis points (4.0%) of alpha. Conversely, the Fund has modestly lagged since the stock market bottomed in early-March. This is common for GW&K, which has historically tended to outperform during down markets and lag during rebounds driven by speculation. The overall outperformance reiterates the power of downside protection, particularly during periods of significant negative returns.

Looking Forward

As we have heard many times, the stock market is a discounting mechanism, always trying to portend the future. In the case of 2010, the economic fundamentals now appear to be just beginning to catch up with the market’s viewpoint for a strong recovery. GW&K does not pretend to be economic forecasters. Instead, GW&K attempts to find interesting, innovative companies that have solid long-term growth prospects, understand their businesses better than the marginal investor, and judge whether the market is correctly pricing the potential rewards and risks for each investment. GW&K is comfortable that a recovery is taking hold, although it will likely play out quite differently than other recent recoveries and it will take several years to understand the full ramifications of the unprecedented events that have transpired over the last two years.

Overall, as we enter 2010, GW&K is optimistic about small-cap equities for several reasons. First, small-cap stocks remain reasonably priced given GW&K’s belief in an upcoming recovery and the current interest rate environment. Second, GW&K has confidence that the high-quality management teams running the corporations in the Fund are working exceptionally hard to improve their already strong competitive positions and generate earnings growth over the next several years through the creation of innovative new products, new market entry, and strategically sound acquisitions. Lastly, GW&K believes the fourth quarter offered evidence that the stock market rally is about to broaden beyond the liquidity fueled sharp rebound into a period where more sustainable, higher-quality stocks can lead. During most of 2009, there was a high correlation between many asset classes that, in GW&K’s opinion, were leading to unsustainable conditions. Among the themes that worked to the extreme were a) high beta stock outperformance, b) U.S. Dollar weakness, c) commodity strength, and d) emerging market out- performance. Although these trends have legitimate fundamental underpinnings, when every trader moves in the same direction markets can become unstable. Markets seemed to normalize during the fourth quarter as there was no meaningful disparity between high-and low-beta stocks, the U.S. Dollar rebounded against several currencies, the commodity and gold trade wobbled, and the gap between U.S. and developing equity markets narrowed. To GW&K, this may be the beginning of the next market phase when investors focus on higher-quality, more sustainable companies as the economic recovery begins to materialize. This part of the market cycle will likely be longer than the short adrenaline fueled bounce and is likely a period when patient investors can differentiate themselves. Nevertheless, there are risks that need to be monitored. The risk factors that should be closely watched include higher energy prices derailing a U.S. consumer rebound, higher mortgage rates derailing a housing recovery, and/or a dearth of job creation as business leaders, chastened by the financial crisis, avoid following the normal path of increasing employment after an earnings and revenue recovery.

Cumulative Total Return Performance

GW&K Small Cap Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV) and assumes that all dividends and distributions were reinvested. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S.

GW&K Small Cap Equity Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

companies representing approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses. The Indices assume reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Small Cap Equity Fund on December 31, 1999, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 2000® Index and Frank Russell® are trademarks of the Frank Russell Company.

The table below shows the average annualized total returns for the GW&K Small Cap Equity Fund, Russell 2000® Index and the Russell 3000® Index(former benchmark) from December 31, 1999 to December 31, 2009.

Averge Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
GW&K Small Cap Equity Fund [2,3,4]
Investor	32.27%	0.27%	(0.22)%	5.06%	12/10/96
Service	—	—	—	13.46%	7/27/09
Institutional	—	—	—	13.56%	7/27/09
Russell 2000® Index[5]	27.17%	0.51%	3.51%	—	—
Russell 3000® Index (former benchmark)[5]	28.34%	0.76%	(0.20)%	—	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of the predecessor Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. which was reorganized into the GW&K Multi-Cap Equity Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[4]

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[5]

In connection with the Fund’s change from a multi-cap to a small-cap investment strategy, the Fund changed its benchmark from the Russell 3000® Index to the Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Unlike the Fund, the Russell 2000® Index and the Russell 3000® Index are unmanaged, are not available for investment, and do not incur expenses. The Russell 2000® Index and the Russell 3000® Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Small Cap Equity Fund

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Portfolio Breakdown	GW&K Small Cap Equity Fund**	Russell 2000® Index
Information Technology	18.7%	18.3%
Industrials	16.0%	15.8%
Financials	15.1%	20.2%
Consumer Discretionary	14.6%	13.8%
Health Care	13.8%	14.3%
Energy	6.3%	5.1%
Materials	4.9%	4.8%
Other Investment Companies	2.6%	0.0%
Utilities	2.4%	3.2%
Consumer Staples	1.9%	3.5%
Telecommunication Services	1.7%	1.0%
Other Assets and Liabilities	2.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Dril-Quip, Inc.	3.2%
HMS Holdings Corp.*	2.6
Tupperware Brands Corp.	2.4
Cleco Corp.	2.4
Hittite Microwave Corp.	2.2
Blackbaud, Inc.	2.2
Whiting Petroleum Corp.	2.1
PSS World Medical, Inc.	2.0
Waddell & Reed Financial, Inc.	2.0
United Therapeutics Corp	2.0

Top Ten as a Group	23.1%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2009

	Shares	Value
Common Stocks - 95.4%
Consumer Discretionary - 14.6%
Capella Education Co.*	3,900	$293,670
Hibbett Sports, Inc.*	15,000	329,850
Life Time Fitness, Inc.*	7,700	191,961
Lululemon Athletica, Inc.*	15,000	451,500
Matthews International Corp.	11,900	421,617
Monro Muffler Brake, Inc.	13,700	458,128
Morningstar, Inc.*	6,200	299,708
Ryland Group, Inc., The	13,000	256,100
Tractor Supply Co.*	10,000	529,600
Tupperware Brands Corp.	14,000	651,980
Total Consumer Discretionary		3,884,114
Consumer Staples - 1.9%
Ruddick Corp.	11,500	295,895
WD-40 Co.	6,700	216,812
Total Consumer Staples		512,707
Energy - 6.3%
Dril-Quip, Inc.*	15,000	847,200
Tesco Corp.*	21,500	277,565
Whiting Petroleum Corp.*	7,800	557,310
Total Energy		1,682,075
Financials - 15.1%
American Campus Communities, Inc.	15,700	441,170
Cohen & Steers, Inc.	10,500	239,820
Duff & Phelps Corp., Class A	13,500	246,510
Glacier Bancorp, Inc.	19,500	267,540
Mid-America Apartment Communities, Inc.	8,300	400,724
Portfolio Recovery Associates, Inc.*	6,250	280,500
PrivateBancorp, Inc.	15,600	139,932
ProAssurance Corp.*	9,000	483,390
Signature Bank*	13,500	430,650
Umpqua Holdings Corp.	15,600	209,196
Waddell & Reed Financial, Inc.	17,500	534,450
Wilmington Trust Corp.	5,000	61,700
Zenith National Insurance Corp.	9,800	291,648
Total Financials		4,027,230
Health Care - 13.8%
Charles River Laboratories International, Inc.*	14,000	$471,660
HMS Holdings Corp.*	14,000	681,660
ICU Medical, Inc.*	7,500	273,300
Landauer, Inc.	5,800	356,120
Meridian Bioscience, Inc.	16,100	346,955
PSS World Medical, Inc.*	24,000	541,680
United Therapeutics Corp.*	10,100	531,765
West Pharmaceutical Services, Inc.	12,000	470,400
Total Health Care		3,673,540
Industrials - 16.0%
American Ecology Corp.	15,500	264,120
Ameron International Corp.	5,550	352,203
CLARCOR, Inc.	10,100	327,644
Healthcare Services Group, Inc.	16,200	347,652
Heartland Express, Inc.	25,500	389,385
II-VI, Inc.*	13,800	438,840
Middleby Corp., The*	9,400	460,788
Nordson Corp.	6,150	376,257
Ritchie Bros. Auctioneers, Inc.	23,000	515,890
Toro Co., The	6,600	275,946
Universal Forest Products, Inc.	13,500	496,935
Total Industrials		4,245,660
Information Technology - 18.7%
ANSYS, Inc.*	12,100	525,866
Blackbaud, Inc.	25,000	590,750
Blackboard, Inc.*	6,850	310,921
Cognex Corp.	22,500	398,700
Cohu, Inc.	23,200	323,640
Epicor Software Corp.*	36,600	278,892
Harmonic, Inc.*	53,000	335,490
Hittite Microwave Corp.*	14,700	599,025
Power Integrations, Inc.	6,800	247,248
PROS Holdings, Inc.*	20,500	212,175
Riverbed Technology, Inc.*	20,000	459,400
Rofin-Sinar Technologies, Inc.*	15,300	361,233
Solera Holdings, Inc.	9,000	324,090
Total Information Technology		4,967,430

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.9%
Compass Minerals International, Inc.	5,900	$396,421
Schnitzer Steel Industries, Inc.	8,300	395,910
Silgan Holdings, Inc.	9,000	520,920
Total Materials		1,313,251
Telecommunication Services - 1.7%
Alaska Communications Systems Group, Inc.	58,000	462,840
Utilities - 2.4%
Cleco Corp.	23,700	647,721
Total Common Stocks (cost $22,443,218)		25,416,568
Other Investment Companies - 2.6%
Kayne Anderson MLP Investment Co.	11,600	290,464
Tortoise Energy Capital Corp.	6,400	146,432
Tortoise Energy Infrastructure Corp.	8,000	248,160
Total Other Investment Companies (cost $594,385)		685,056
Short-Term Investments - 1.9%[1]
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%, (cost $519,161)	519,161	519,161
Total Investments - 99.9% (cost $23,556,764)		26,620,785
Other Assets, less Liabilities - 0.1%		16,088
Net Assets - 100.0%		$26,636,873

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments

The Year in Review

For the fiscal year ended December 31, 2009, the GW&K Municipal Enhanced Yield Fund (the “Fund”) Institutional class returned 37.62%, outperforming the Barclays Capital Municipal Bond BAA Index (the “Index”), which returned 26.09%.

The municipal market sold off in the fourth quarter, pushed lower by a weakening Treasury market and a substantial increase in new issue supply. In many ways it was a healthy correction, consolidating the gains of a year which saw a significant decline in rates and a substantial rebound in credit spreads. For the year, rates declined between 50 and 100 basis points (0.5% to 1.0%) with the largest drops coming at the extremes of the curve. Rates inside 5 years declined over 100 basis points (1.0%) as many investors moved into short-term bonds due to their frustration with zero-yielding money market funds. The long end of the market also rallied substantially with rate declines of over 100 basis points (1.0%) driven by the impact of the Build America Bond (“BAB”) program which helped to reduce the tax-exempt supply of long-term bonds. Municipal yields as a percent of Treasuries closed the year well inside 100% (78% for the 10 yr) after getting as high as 200% in the distressed days of last December.

It is easy to forget the pessimism that pervaded the municipal bond market as 2009 opened. At the time, municipal insurers were dead in the water and the recession that began in December of 2007 was severely choking off tax revenues. In addition, the variable rate market was essentially closed for business, cutting off a popular funding avenue for many issuers and stoking fears of hidden derivative exposure. The broker-dealer community was also dealing with major capital shortages and an industry-wide consolidation, pressuring the liquidity of the secondary market. Finally, the long-end of the market appeared vulnerable as non-traditional buyers of municipals, which had been particularly important sources of demand at the long-end, effectively vanished after getting burned badly with leveraged bets that unwound ruthlessly in the fourth quarter of 2008.

One year later, the market has demonstrated exceptional resilience. The recovery began almost immediately when retail investors stormed into the municipal market in early January to take advantage of the spike in yields caused by the financial crisis. This was quickly followed by the passage of the federal stimulus package which, among other things, provided the states with $144 billion of direct relief and hundreds of billions more in indirect aid. States gladly accepted the federal dollars and together with spending reductions, tax increases, the drawing down of reserve funds, and the use of temporary one-shot solutions, were able to close over $145 billion of cumulative budget deficits for Fiscal Year 2010. The fears of counterparty risk and derivative exposures were largely alleviated as most large municipal issuers were able to term out their short-term liabilities into fixed-rate debt and terminate swap agreements in an orderly fashion. The derivative blow-up experienced by Jefferson County, Alabama has so far proven to be an anomaly. As the year progressed and the banks began to recover, the broker-dealer community stepped up their involvement in the market, providing needed liquidity to the secondary market.

Finally, the long-end of the market, which steepened dramatically in the first quarter amid the exodus of leveraged buyers, received a tremendous boost from one of the most important provisions of the stimulus package: the BAB program, the purpose of which was to reduce the cost of borrowing for municipal issuers. Under the BAB program, state and local governments and their agencies are allowed to issue taxable bonds, which appeal to a broader audience of investors, while the federal government rebates 35% of the interest paid on those bonds back to the issuing authorities. Because tax-exempt yields are typically higher than 65% of taxable yields, particularly at the long end, municipal issuers have been able to lower their overall cost of debt by selling BABs instead of traditional tax-exempt debt. Taxable debt investors embraced the $65 billion in BABs that have been issued since April as a welcome opportunity to diversify into high-quality credits. It didn’t hurt that the BABs were included in the major taxable benchmarks, meaning that asset managers who wanted to mirror their index needed to buy or risk being caught short if the bonds performed well. The program is estimated to grow to over $100 billion of issuance in 2010, accounting for nearly a quarter of all municipal supply and much more as a percent of long-term issuance. The program is set to expire in December of 2010 but there is already a major push to have it extended.

As we head into 2010, the municipal market continues to face obstacles, none more high profile than the budget situations of the states. Tax collections continue to surprise to the downside (though it’s debatable how much of a surprise that should be), many recurring expenditures have already been cut, rainy day funds have been drawn down significantly, and federal stimulus dollars are set to expire this year. Meanwhile, the cost of providing services to their constituencies has risen given the increased demand for social welfare and Medicaid. Nevertheless, this is a high-quality market, and while there could be further credit spread widening amid headline risk, there should be minimal actual payment disruptions.

The Fund’s strong absolute performance was driven by a significant tightening of BBB credit spreads across all sectors and a 90 basis point (0.9%) decline in 30-year municipal rates. The Fund’s longer duration relative to the benchmark also helped performance as rates fell during 2009. In addition, GW&K continues to add value through its trading activities. It was able to sell individual bonds that were most attractive to the primary source of demand in the market, individual investors, and purchase large blocks of issues in the primary market that were priced attractively.

Looking Forward

As we embark on a new year, GW&K expects states and local governments to continue to draw on their unique sovereign powers to navigate the challenges presented by revenue shortfalls and increased funding obligations. Meanwhile, the market itself continues to offer attractive opportunities in the form of an extremely steep yield curve and historically wide credit spreads. In addition, the long end of the curve, which many worry could be vulnerable to inflation pressures, will be bolstered by the supply drain from the BAB program. Overlaying these positives is the inevitability of higher marginal tax rates, which should further strengthen demand for municipal bonds on an after-tax basis.

Cumulative Total Return Performance

GW&K Municipal Enhanced Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. Prior to July 27, 2009, the former benchmark was the Barclays Capital U.S. Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index). The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt

GW&K Municipal Enhanced Yield Fund

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. Unlike the Fund, the Barclays Capital U.S. Municipal Bond BAA Index and the Barclays Capital U.S. Municipal Bond Index are unmanaged, are not available for investment, and do not incur expenses. The Indices assume reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Municipal Enhanced Yield Fund on December 30, 2005, to a $10,000 investment made in the Barclays Capital U.S. Municipal BAA Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the GW&K Municipal Enhanced Yield Fund, Barclays Capital U.S. Municipal Bond BAA Index and the Barclays Capital U.S. Municipal Bond Index (former benchmark) from December 30, 2005 to December 31, 2009.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
GW&K Municipal Enhanced Yield Fund [2,3,4,5]
Investor	—	9.51%	7/27/09
Service	—	9.62%	7/27/09
Institutional	37.62%	1.41%	12/30/05
Barclays Capital U.S. Municipal Bond BAA Index [6]	26.09%	0.94%	—
Barclays Capital U.S. Municipal Bond Index (former benchmark) [7]	12.91%	4.52%	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their in vestment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars ($).

[2]

The performance shown includes that of the predecessor Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc., which was reorganized into the GW&K Municipal Enhanced Yield Fund, a series of Managers AMG Funds, as of the close of business on November 7, 2008.

[3]

Issuers of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[4]	Investment income may be subject to certain state and local taxes, and depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income tax.
[5]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]

The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Unlike the Fund, the Barclays Capital U.S. Municipal Bond BAA Index is unmanaged, is not available for investment, and does not incur expenses.

[7]

Prior to July 27, 2009, the former benchmark was the Barclays Capital U.S. Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index). The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/BBB- or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. Unlike the Fund, the Barclays Capital U.S. Municipal Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Enhanced Yield Fund

Fund Snapshots

December 31, 2009

State Breakdown

State	Percentage of Net Assets
California	15.2%
Massachusetts	11.5%
Texas	7.7%
Michigan	6.3%
Pennsylvania	6.2%
Puerto Rico	5.0%
Tennessee	4.5%
Arizona	3.3%
Ohio	3.2%
Washington	3.2%
Florida	3.1%
Virgin Islands	2.6%
Kentucky	2.4%
District of Columbia	2.3%
New York	2.0%
Oregon	1.8%
Kansas	1.7%
New Jersey	1.6%
Colorado	1.5%
North Carolina	1.1%
Louisiana	1.0%
Hawaii	1.0%
Illinois	1.0%
Vermont	0.8%
New Hampshire	0.8%
Virginia	0.6%
Connecticut	0.4%
Georgia	0.1%
Short-Term Investments	5.7%
Other Assets and Liabilities	2.4%

100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
North Texas Tollway Authority System Revenue, Series A, 6.250%, 01/01/39	3.0%
Washington Health Care Facilities Authority Revenue, Central Washington Health
Services Association, Series 2009, 7.000%, 07/01/39	3.0
San Francisco, CA City & County Redevelopment Financing Authority Revenue, Series C,
6.500%, 08/01/39	2.6
California Municipal Finance Authority Certificate, Community Hospitals of Central
California, 5.500%, 02/01/39	2.5
Pennsylvania Economic Development Finance Authority, Allegheny Energy Supply Co.,
7.000%, 07/15/39 *	2.5
Philadelphia Municipal Authority Revenue, 6.500%, 04/01/39	2.4
Owen County Waterworks System Revenue, American Water Co. Project, Series A,
6.250%, 06/01/39 *	2.4
Ohio State Air Quality Development Authority Revenue, Ohio Valley Electric Corporation
Project, Series E, 5.625%, 10/01/19	2.3
District of Columbia Ballpark Revenue, Series B-1, 5.000%, 02/01/20 (FGIC Insured)	2.3
Massachusetts Health and Educational Facilities Authority Revenue, Suffolk University,
Series A, 5.750%, 07/01/39	2.2

Top Ten as a Group	25.2%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount	Value
Municipal Bonds - 91.9%
Arizona - 3.3%
Pima County Industrial Development Authority Revenue, Tucson Electric Power Company San Juan Project, 4.950%, 10/01/20	$250,000	$243,885
University Medical Center Corporation Hospital Revenue, Series A, 6.500%, 07/01/39	325,000	344,090
Total Arizona		587,975
California - 15.2%
California Health Facilities Finance Authority Revenue, Catholic Healthcare West, Series A, 6.000%, 07/01/39	150,000	158,666
California Health Facilities Finance Authority Revenue, St. Joseph Health System, Series A, 5.750%, 07/01/39	250,000	258,490
California Municipal Finance Authority Certificate, Community Hospitals of Central California, 5.500%, 02/01/39	500,000	448,165
California State General Obligation, 5.000%, 10/01/29	250,000	235,592
California State General Obligation, 6.500%, 04/01/33	150,000	161,522
California State Public Works Board Revenue, Riverside Campus Project, Series B, 6.125%, 04/01/28	110,000	111,731
California State Public Works Board Revenue, Various Capital Projects, Series G-1, 5.750%, 10/01/30	200,000	197,122
California State University Revenue, Series A, 5.250%, 11/01/34	250,000	252,920
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Series A-1, 5.750%, 06/01/47	200,000	148,555
San Diego Public Facilities Finance Authority Sewer Revenue, Series A, 5.250%, 05/15/39	250,000	257,625
San Francisco, CA City & County Redevelopment Financing Authority Revenue, Series C, 6.500%, 08/01/39	450,000	464,854
Total California		2,695,242
Colorado - 1.5%
Colorado Health Facilities Authority Revenue, Adventist Health System, Series D, 5.250%, 11/15/35	120,000	115,878
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 6.500%, 11/15/38	150,000	158,295
Total Colorado		274,173
Connecticut - 0.4%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Technologies, Series A, 5.500%, 01/01/20	65,000	63,345
District of Columbia - 2.3%
District of Columbia Ballpark Revenue, Series B-1, 5.000%, 02/01/20 (FGIC Insured)	400,000	398,420
Florida - 3.1%
Citizens Property Insurance Corp. Revenue, Series A-1, 5.500%, 06/01/17	350,000	356,363
Seminole Tribe Special Obligation Revenue, Series A, 5.250%, 10/01/27 (a)	50,000	44,533
Seminole Tribe Special Obligation Revenue, Series A, 5.500%, 10/01/24 (a)	150,000	140,211
Total Florida		541,107
Georgia - 0.1%
Richmond County Development Authority Solid Waste Disposal Revenue, International Paper Co. Project, 5.800%, 12/01/20	10,000	9,849
Hawaii- 1.0%
Hawaii State Department of Budget & Finance Special Purpose Revenue, Hawaiian Electric Company, Inc., 6.500%, 07/01/39	165,000	175,812
Illinois - 1.0%
Illinois Finance Authority Revenue, Chicago Charter School Project, 5.000%, 12/01/36	215,000	171,043
Kansas - 1.7%
Kansas State Development Finance Authority, Adventist Health System, 5.750%, 11/15/38	300,000	309,078

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Kentucky - 2.4%
Owen County Waterworks System Revenue, American Water Co. Project, Series A, 6.250%, 06/01/39	$400,000	$417,888
Louisiana - 1.0%
St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 06/01/37	200,000	178,560
Massachusetts - 11.5%
Massachusetts State Development Finance Agency Revenue, Wheelock College, Series C, 5.250%, 10/01/37	250,000	224,481
Massachusetts State Health & Educational Facilities Authority Revenue, Caregroup Inc., Series E-2, 5.375%, 07/01/25	350,000	349,814
Massachusetts State Health & Educational Facilities Authority Revenue, Dana-Farber Cancer Institute, Series K, 5.000%, 12/01/37	300,000	304,293
Massachusetts State Health & Educational Facilities Authority Revenue, Lahey Clinic Medical Center,
Series D, 5.250%, 08/15/37	300,000	290,274
Massachusetts State Health & Educational Facilities Authority Revenue, Milford Regulation Medical, Series E, 5.000%, 07/15/32	300,000	245,019
Massachusetts State Health and Educational Facilities Authority Revenue, Suffolk University, Series A, 5.750%, 07/01/39	400,000	395,348
Massachusetts State Health & Educational Facilities Authority Revenue, UMass Memorial, Series D, 5.000%, 07/01/33	250,000	224,225
Total Massachusetts		2,033,454
Michigan - 6.3%
Detroit Water Supply System Revenue, Second Lien, Series B, 7.000%, 07/01/36 (FSA Insured)	300,000	341,961
Michigan State Building Authority Revenue, Facilities Program, Series H, 5.125%, 10/15/33	400,000	393,220
Michigan State Hospital Finance Authority Revenue, Henry Ford Health System, 5.750%, 11/15/39	400,000	385,080
Total Michigan		1,120,261
New Hampshire - 0.8%
New Hampshire Health & Education Facilities Authority Revenue, Dartmouth-Hitchcock Obligated Group Issue, Series 2009, 6.000%, 08/01/38	130,000	136,159
New Jersey - 1.6%
New Jersey State Educational Facilities Authority Revenue, University Medical & Dentistry, Series B, 7.500%, 12/01/32	250,000	281,222
New York - 2.0%
Brooklyn Arena Local Development Corp. PILOT Revenue, Barclays Center Project, 6.250%, 07/15/40	350,000	354,753
North Carolina - 1.1%
Columbus County Industrial Facilities & Pollution Control Financing Authority, International Paper Company Projects, Series A, 6.250%, 11/01/33	200,000	200,706
Ohio - 3.2%
Buckeye Tobacco Settlement Finance Authority, Asset Backed, Series A-2, 6.500%, 06/01/47	200,000	164,474
Ohio State Air Quality Development Authority Revenue, Ohio Valley Electric Corporation Project,
Series E, 5.625%, 10/01/19	400,000	407,165
Total Ohio		571,639
Oregon - 1.8%
Multnomah County Hospital Facilities Authority Revenue, Adventist Health System, Series A, 5.125%, 09/01/40	325,000	318,818
Pennsylvania - 6.2%
Lycoming County Authority Health System Revenue, Susquehanna Health System Project, Series A, 5.750%, 07/01/39	250,000	243,085
Pennsylvania Economic Development Finance Authority, Allegheny Energy Supply Co., 7.000%, 07/15/39	400,000	435,964
Philadelphia Municipal Authority Revenue, 6.500%, 04/01/39	400,000	419,176
Total Pennsylvania		1,098,225

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Enhanced Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Puerto Rico - 5.0%
Puerto Rico Electric Power Authority Power Revenue, Series RR, 5.000%, 07/01/24 (FGIC Insured)	$110,000	$110,891
Puerto Rico Public Buildings Authority Government Facilities Revenue, Series Q, 5.625%, 07/01/39	200,000	191,816
Puerto Rico Public Buildings Authority Revenue, Series F,5.250%, 07/01/17 (CIFG Insured)	200,000	208,282
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 6.000%, 08/01/42	350,000	364,721
Total Puerto Rico		875,710
Tennessee - 4.5%
Johnson City Health & Educational Facilities Board Hospital Revenue, Mountain States Health Alliance, Series A, 7.750%, 07/01/38	275,000	311,729
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series C, 5.000%, 02/01/21	130,000	130,105
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series C, 5.000%, 02/01/23	250,000	247,158
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series A, 5.250%, 09/01/18	100,000	103,292
Total Tennessee		792,284
Texas - 7.7%
Gulf Coast Waste Disposal Authority, International Paper Company Project, Series A, 6.100%, 08/01/24	225,000	224,129
Gulf Coast Waste Disposal Authority, Waste Management Brazoria County Project, Series A, 5.200%, 05/01/28	200,000	189,576
Matagorda County Navigation District No. 1 Pollution Control Revenue, Central Power & Light Company Project, 6.300%, 11/01/29	300,000	323,151
North Texas Tollway Authority System Revenue, Series A, 6.250%, 01/01/39	500,000	530,670
Texas Municipal Gas Acquisition & Supply Corp. Gas Supply Revenue, Series A, 5.250%, 12/15/23	100,000	98,541
Total Texas		1,366,067
Vermont - 0.8%
Vermont Educational & Health Buildings Finance Agency Revenue, Fletcher Allen Hospital, Series A, 4.750%, 12/01/36	170,000	139,068
Virgin Islands - 2.6%
Virgin Islands Public Finance Authority Revenue, Senior Lien/Capital Projects/Tax Exempt, Series A-1, 5.000%, 10/01/39	100,000	90,438
Virgin Islands Public Finance Authority Revenue, Series A, Diageo Project, 6.750%, 10/01/37	350,000	370,426
Total Virgin Islands		460,864
Virginia - 0.6%
Washington County Industrial Development Authority Hospital Revenue, Mountain States Health Alliance, Series C, 7.750%, 07/01/38	100,000	113,356
Washington - 3.2%
Tobacco Settlement Authority Washington Tobacco Settlement Revenue, Asset Backed, 6.625%, 06/01/32	40,000	39,514
Washington Health Care Facilities Authority Revenue, Central Washington Health Services Association, Series 2009, 7.000%, 07/01/39	500,000	529,460
Total Washington		568,974
Total Municipal Bonds (cost $15,953,674)		16,254,052

	Shares
Short-Term Investments - 5.7%[1]
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.13%, (cost $1,008,359)	1,008,359	1,008,359
Total Investments - 97.6% (cost $16,962,033)[2]		17,262,411
Other Assets, less Liabilities - 2.4%		417,296
Net Assets - 100.0%		$17,679,707

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Investment Manager’s Comments

The Year in Review

For the period ended December 31, 2009, the GW&K Municipal Bond Fund (the “Fund”) Institutional class returned 5.41%, outperforming the Barclays Capital 10-Year Municipal Bond Index (the “Index”), which returned 5.24%. The Fund’s fiscal year ended December 31, 2009, but it only has a six-month history due to its June 30, 2009 inception date.

The municipal market sold off in the fourth quarter, pushed lower by a weakening Treasury market and a substantial increase in new issue supply. In many ways it was a healthy correction, consolidating the gains of a year which saw a significant decline in rates and a substantial rebound in credit spreads. For the year, rates declined between 50 and 100 basis points (0.5% to 1.0%) with the largest drops coming at the extremes of the curve. Rates inside 5 years declined over 100 basis points (1.0%) as many investors moved into short-term bonds due to their frustration with zero-yielding money market funds. The long end of the market also rallied substantially with rate declines of over 100 basis points (1.0%) driven by the impact of the Build America Bond (“BAB”) program which helped to reduce the tax-exempt supply of long-term bonds. Municipal yields as a percent of Treasuries closed the year well inside 100% (78% for the 10 year) after getting as high as 200% in the distressed days of December 2008.

It is easy to forget the pessimism that pervaded the municipal bond market as 2009 opened. At the time, municipal insurers were dead in the water and the recession that began in December of 2007 was severely choking off tax revenues. In addition, the variable rate market was essentially closed for business, cutting off a popular funding avenue for many issuers and stoking fears of hidden derivative exposure. The broker-dealer community was also dealing with major capital shortages and an industry-wide consolidation, pressuring the liquidity of the secondary market. Finally, the long-end of the market appeared vulnerable as non-traditional buyers of municipals, which had been particularly important sources of demand at the long-end, effectively vanished after getting burned badly with leveraged bets that unwound ruthlessly in the fourth quarter of 2008.

One year later, the market has demonstrated exceptional resilience. The recovery began almost immediately when investors stormed into the municipal market in early January to take advantage of the spike in yields caused by the financial crisis. This was quickly followed by the passage of the federal stimulus package which, among other things, provided the states with $144 billion of direct relief and hundreds of billions more in indirect aid. States gladly accepted the federal dollars and together with spending reductions, tax increases, the drawing down of reserve funds, and the use of temporary one-shot solutions, were able to close over $145 billion of cumulative budget deficits for fiscal year 2010. The fears of counterparty risk and derivative exposures were largely alleviated as most large municipal issuers were able to term out their short-term liabilities into fixed-rate debt and terminate swap agreements in an orderly fashion. The derivative blow-up experienced by Jefferson County, Alabama has so far proven to be an anomaly. As the year progressed and the banks began to recover, the broker-dealer community stepped up their involvement in the market, providing needed liquidity to the secondary market.

Finally, the long-end of the market, which steepened dramatically in the first quarter amid the exodus of leveraged buyers, received a tremendous boost from one of the most important provisions of the stimulus package: the BAB program, the purpose of which was to reduce the cost of borrowing for municipal issuers. Under the BAB program, state and local governments and their agencies are allowed to issue taxable bonds, which appeal to a broader audience of investors, while the federal government rebates 35% of the interest paid on those bonds back to the issuing authorities. Because tax-exempt yields are typically higher than 65% of taxable yields, particularly at the long end, municipal issuers have been able to lower their overall cost of debt by selling BABs instead of traditional tax-exempt debt. Taxable debt investors embraced the $65 billion in BABs that have been issued since April as a welcome opportunity to diversify into high-quality credits. It didn’t hurt that the BABs were included in the major taxable benchmarks, meaning that asset managers who wanted to mirror their index needed to buy or risk being caught short if the bonds performed well. The program is estimated to grow to over $100 billion of issuance in 2010, accounting for nearly a quarter of all municipal supply and much more as a percent of long-term issuance. The program is set to expire in December of 2010 but there is already a major push to have it extended.

As we head into 2010, the municipal market continues to face obstacles, none more high profile than the budget situations of the states. Tax collections continue to surprise to the downside (though it’s debatable how much of a surprise that should be), many recurring expenditures have already been cut, rainy day funds have been drawn down significantly, and federal stimulus dollars are set to expire this year. Meanwhile, the cost of providing services to their constituencies has risen given the increased demand for social welfare and Medicaid. Nevertheless, this is a high-quality market, and while there could be further credit spread widening amid headline risk, there should be minimal actual payment disruptions.

During the last six months of 2009, the Fund was able to outperform its primary benchmark. The Fund’s outperformance is mainly attributable to three factors. First, the Fund’s duration was longer than the Index’s and, overall, interest rates fell during the second half of the year. More specifically, the Fund’s exposure to bonds with more than 12 years to maturity was beneficial as the Index is limited to bonds with eight to twelve years to maturity and longer bonds performed better. Second, the Fund also benefited from a meaningful allocation to A-rated bonds, as A-rated bonds nicely outperformed higher-rated municipal bonds during the last six months. Lastly, GW&K’s trading expertise also added value. GW&K was able to buy large blocks of attractively priced securities in the primary market and take advantage of demand for individual bonds to sell other positions in the secondary market.

Looking Forward

As we embark on a new year, GW&K expects states and local governments to continue to draw on their unique sovereign powers to navigate the challenges presented by revenue shortfalls and increased funding obligations. Meanwhile, the market itself continues to offer attractive opportunities in the form of an extremely steep yield curve and historically wide credit spreads. In addition, the long end of the curve, which many worry could be vulnerable to

GW&K Municipal Bond Fund

Investment Manager’s Comments (continued)

Investment Manager’s Comments (continued) inflation pressures, will be bolstered by the supply drain from the BAB program. Overlaying these positives is the inevitability of higher marginal tax rates, which should further strengthen demand for municipal bonds on an after-tax basis.

Cumulative Total Return Performance

GW&K Municipal Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody’s. Unlike the Fund, the Barclays Capital 10-Year Municipal Bond Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in GW&K Municipal Bond Fund on June 30, 2009, to a $10,000 investment made in the Barclays Capital 10-Year Municipal Bond Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the total return for the GW&K Municipal Bond Fund and the Barclays Capital 10-Year Municipal Bond Index since inception to December 31, 2009 for the same time periods.

Total Return[1]	Since Inception	Inception Date
GW&K Municipal Bond Fund [2]
Investor	4.79%	6/30/09
Service	4.89%	6/30/09
Institutional	5.41%	6/30/09

Barclays Capital 10-Year Municipal Bond Index [3]	5.24%	—

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our website at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars ($).

[2]

Issuers of bonds may not be able to meet interest or principal payments when the bonds come due. High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default. The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund. Factors unique to the municipal bond market may negatively affect the value in municipal bonds.

[3]

The Barclays Capital 10-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with a minimum credit rating of Baa by Moody’s. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

GW&K Municipal Bond Fund

Fund Snapshots

December 31, 2009

State Breakdown

State	Percentage of Net Assets
California	15.8%
New York	10.8%
Texas	10.7%
Arizona	5.3%
Georgia	5.1%
Illinois	3.9%
Vermont	3.3%
Iowa	3.3%
Massachusetts	3.2%
Maine	3.2%
Michigan	3.2%
Kentucky	3.2%
New Jersey	3.2%

State	Percentage of Net Assets
Kansas	3.1%
Connecticut	2.9%
Ohio	2.8%
Pennsylvania	2.4%
Florida	2.2%
Washington	2.1%
North Carolina	2.0%
Tennessee	1.7%
Virginia	1.6%
District of Columbia	1.4%
Short-Term Investments	2.6%
Other Assets and Liabilities	1.0%

100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Georgia State General Obligation, Series I, 5.000%, 07/01/17	5.0%
California Educational Facilities Authority Revenue, University of Southern California, Series C, 5.250%, 10/01/24 *	3.4
Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.000%, 10/01/18	3.4
Vermont Municipal Bond Bank, Series 1, 5.000%, 12/01/21	3.3
Iowa State Jobs Program Special Obligation, Series A, 5.000%, 06/01/17	3.3
Massachusetts State Water Resources Authority, Series B, 5.000%, 08/01/21	3.2
New York State Urban Development Corp. Revenue, Series D, 5.250%, 01/01/17 *	3.2
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series A, 5.000%, 09/01/22	3.2
Texas Water Financial Assistance, Series A, 5.000%, 08/01/22	3.2
Michigan Municipal Bond Authority Revenue, Series 2007, 5.000%, 10/01/19	3.2

Top Ten as a Group	34.4%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments

December 31, 2009

Security Description	Principal Amount	Value
Municipal Bonds - 96.4%
Arizona - 5.3%
Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.000%, 10/01/18	$400,000	$464,396
Maricopa County Industrial Development Authority Health Facility Revenue, Catholic Healthcare West, Series A, 5.000%, 07/01/17	100,000	104,439
Salt River Project Agricultural Improvement and Power District, Salt River Project Electric System, Series A, 5.000%, 01/01/22	150,000	166,440
Arizona Total		735,275
California - 15.8%
Bay Area Toll Authority Revenue, Series F, 5.000%, 04/01/20	195,000	208,767
California Educational Facilities Authority Revenue, University of Southern California, Series C, 5.250%, 10/01/24	400,000	473,428
California State Department of Water Resources Revenue, 5.000%, 12/01/20 (FSA Insured)	25,000	26,997
California State Department of Water Resources Revenue, 5.500%, 05/01/15 (AMBAC Insured)	250,000	273,612
California State Economic Recovery, Series A, 5.000%, 07/01/20	400,000	423,540
California State General Obligation, 5.500%, 04/01/18	115,000	125,562
California State Public Works Board Lease Revenue, California Community Colleges, Series B, 5.000%, 03/01/21 (FGIC Insured)	200,000	193,824
California State Public Works Board Lease Revenue, Department of General Services, Series A, 5.000%, 04/01/20	250,000	247,220
California State Public Works Board, Various University of California Projects, Series A, 5.000%, 06/01/19 (FGIC Insured)	95,000	104,413
Southern California Public Power Authority, Southern Transmission Project, Series B, 6.000%, 07/01/27	100,000	113,501
California Total		2,190,864
Connecticut - 2.9%
Connecticut State General Revenue, Series C, 5.000%, 10/01/16	350,000	406,042
District of Columbia - 1.4%
District of Columbia Ballpark Revenue, Series B-1, 5.000%, 02/01/20 (FGIC Insured)	200,000	199,210
Florida - 2.2%
Florida State Turnpike Revenue, Series A, 5.000%, 07/01/21 (FGIC Insured)	200,000	200,108
Highlands County Health Facilities Authority, Adventist Health System, Series 2005A-D, 5.000%, 11/15/18	100,000	103,953
Florida Total		304,061
Georgia - 5.1%
Georgia State General Obligation, Series I, 5.000%, 07/01/17	600,000	698,268
Illinois - 3.9%
Chicago Public Building Commission Building Revenue, Series B, 5.250%, 12/01/18 (FGIC Insured)	250,000	276,955
Illinois State Sales Tax Revenue, Build Illinois, Series B, 5.000%, 06/15/21	250,000	267,462
Illinois Total		544,417
Iowa - 3.3%
Iowa State Jobs Program Special Obligation, Series A, 5.000%, 06/01/17	400,000	451,328
Kansas - 3.1%
Kansas Development Finance Authority Revenue, Series A, 5.000%, 04/01/19 (FGIC Insured)	400,000	423,456
Kentucky - 3.2%
Kentucky State Property & Buildings Commission Revenue, Series A, 5.000%, 08/01/19	400,000	440,896

The accompanying notes are an integral part of these financial statements.

GW&K Municipal Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Maine - 3.2%
Maine Municipal Bond Bank Transportation Infrastructure Revenue, Series A, 5.000%, 09/01/22	$400,000	$445,996
Massachusetts - 3.2%
Massachusetts State Water Resources Authority, Series B, 5.000%, 08/01/21	400,000	448,424
Michigan - 3.2%
Michigan Municipal Bond Authority Revenue, Series 2007, 5.000%, 10/01/19	400,000	442,048
New Jersey - 3.2%
New Jersey State Turnpike Authority Revenue, Series G, 5.000%, 01/01/18	400,000	435,668
New York - 10.8%
New York City General Obligation, Series B-1, 5.250%, 09/01/20	250,000	276,700
New York State Thruway Authority, Second General Highway & Bridge Trust, Series B, 5.000%, 04/01/22	400,000	438,492
New York State Urban Development Corp. Revenue, Series D, 5.250%, 01/01/17	400,000	446,460
Triborough Bridge & Tunnel Authority Revenue, Series A, 5.000%, 11/15/20	300,000	331,668
New York Total		1,493,320
North Carolina - 2.0%
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue, Series C, 5.000%, 01/01/21	250,000	269,498
Ohio - 2.8%
Ohio State Facilities, Series B, 5.000%, 10/01/17	350,000	393,620
Pennsylvania - 2.4%
Pennsylvania State Higher Educational Facilities Authority Revenue, Series A, 5.250%, 08/15/21	300,000	326,910
Tennessee - 1.7%
Tennessee Energy Acquisition Corp. Gas Project Revenue, Series A, 5.250%, 09/01/21	235,000	237,228
Texas - 10.7%
Dallas/Fort Worth International Airport Facilities Improvement Joint Revenue, Series A, 5.000%, 11/01/22	350,000	368,767
San Antonio Electric & Gas System Revenue, Series D, 5.000%, 02/01/17	200,000	227,764
Texas Water Development Board Revenue, Series B, 5.000%, 07/15/17	400,000	438,936
Texas Water Financial Assistance, Series A, 5.000%, 08/01/22	400,000	444,708
Texas Total		1,480,175
Vermont - 3.3%
Vermont Municipal Bond Bank, Series 1, 5.000%, 12/01/21	400,000	454,500
Virginia - 1.6%
Virginia State Public Building Authority Revenue, Series B, 5.000%, 08/01/25	200,000	223,522
Washington - 2.1%
Washington Health Care Facilities Authority Revenue, Series 2009, 6.750%, 07/01/29	250,000	262,487
Washington State General Obligation, Series C, 5.000%, 01/01/27	20,000	21,554
Total Washington		284,041
Total Municipal Bonds (cost $13,034,423)		13,328,767

	Shares
Short Term Investments- 2.6%[1]
Fidelity Institutional Money Market Tax Exempt Fund, Institutional Class, 0.13%, (cost $359,014)	359,014	359,014
Total Investments - 99.0% (cost $13,393,437)[2]		13,687,781
Other Assets, less Liabilities - 1.0%		144,733
Net Assets - 100.0%		$13,832,514

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2009, the approximate cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net

GW&K Small Cap Equity Fund	$23,546,974	$3,640,368	$(566,557)	$3,073,811

GW&K Municipal Enchanced Yield Fund	16,962,033	714,283	(413,905)	300,378

GW&K Municipal Bond Fund	13,393,437	337,123	(42,779)	294,344

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2009, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets

GW&K Municipal Enchanced Yield Fund	$184,744	1.0%

*	Non-income-producing security.
#	Rounds to less than 0.1%.
[1]	Yield shown for an investment company represents its December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]

At December 31, 2009, Municipal Enhanced and Municipal Bond, respectively, held 6.0% and 12.3% of the securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance companies.

Investments Definitions and Abbreviations:

AMBAC:	American Municipal Bond Assurance Corp

CIFG:	CIFG Guaranty, Ltd.

FGIC:	Financial Guaranty Insurance Company

FSA:	Financial Security Assurance

PILOT:	Payment in Lieu of Taxes

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

December 31, 2009

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund
Assets:
Investments at value*	$26,620,785	$17,262,411	$13,687,781
Receivable for investments sold	64,671	119,470	—
Receivable for Fund shares sold	—	25,000	35,159
Dividends, interest and other receivables	31,057	265,428	175,426
Receivable from affiliate	10,697	12,518	18,106
Prepaid expenses	32,753	41,118	—
Total assets	26,759,963	17,725,945	13,916,472
Liabilities:
Payable to Custodian	—	—	207
Payable for Fund shares repurchased	600	—	2,352
Payable for investments purchased	36,518	—	—
Accrued expenses:
Investment management and advisory fees	16,468	7,173	4,039
Administrative fees	5,489	3,587	2,885
Distribution fees - Investor class	260	26	148
Professional fees	23,629	21,490	18,933
Registration fees	6,030	246	42,520
Other	34,096	13,716	12,874
Total liabilities	123,090	46,238	83,958
Net Assets	$26,636,873	$17,679,707	$13,832,514
Net Assets Represent:
Paid-in capital	$29,403,003	$18,139,104	$13,538,170
Undistributed net investment income	46,227	—	—
Accumulated net realized loss from investments	(5,876,378)	(759,775)	—
Net unrealized appreciation of investments	3,064,021	300,378	294,344
Net Assets	$26,636,873	$17,679,707	$13,832,514
Investor Class Shares - Net Assets	$1,259,755	$124,946	$849,784
Shares outstanding	104,503	14,178	82,748
Net asset value, offering and redemption price per share	$12.05	$8.81	$10.27
Service Class Shares - Net Assets	$15,381,840	$10,962	$12,752,075
Shares outstanding	1,280,981	1,244	1,240,902
Net asset value, offering and redemption price per share	$12.01	$8.81	$10.28
Institutional Class Shares - Net Assets	$9,995,278	$17,543,799	$230,655
Shares outstanding	832,493	1,991,968	22,368
Net asset value, offering and redemption price per share	$12.01	$8.81	$10.31
* Investments at cost	$23,556,764	$16,962,033	$13,393,437

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2009

	GW&K Small Cap Equity Fund	GW&K Municipal Enhanced Yield Fund	GW&K Municipal Bond Fund *
Investment Income:
Dividend income	$511,608	$2,354	$979
Interest Income	—	598,700	220,551
Foreign withholding tax	(1,578)	—	—
Total investment income	510,030	601,054	221,530
Expenses:
Investment management and advisory fees	191,691	54,006	21,899
Administrative fees	63,897	27,003	15,642
Distribution fees - Investor class	35,161	64	283
Professional fees	31,968	25,080	22,895
Transfer agent fees	21,131	1,623	18,900
Registration fees	16,170	18,234	44,733
Reports to shareholders	8,682	2,433	9,736
Custodian fees	5,397	10,230	4,740
Trustees fees and expenses	2,921	865	1,011
Miscellaneous	4,313	2,172	2,327
Total expenses before offsets	381,331	141,710	142,166
Expense reimbursements	(82,166)	(56,254)	(108,448)
Expense waivers	(1,075)	—	—
Expense reductions	(108)	(39)	(20)
Net expenses	297,982	85,417	33,698
Net investment income	212,048	515,637	187,832
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(2,504,192)	(126,034)	72,926
Net unrealized appreciation of investments	8,452,345	2,313,658	294,344
Net realized and unrealized gain	5,948,153	2,187,624	367,270
Net increase in net assets resulting from operations	$6,160,201	$2,703,261	$555,102

*	Commencement of operations was June 30, 2009.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	GW&K Small Cap Equity Fund		GW&K Municipal Enhanced Yield Fund		GW&K Municipal Bond Fund
	2009	2008	2009	2008	2009*
Increase (Decrease) in Net Assets From Operations:
Net investment income	$212,048	$451,855	$515,637	$334,808	$187,832
Net realized gain (loss) on investments	(2,504,192)	(3,416,580)	(126,034)	(600,859)	72,926
Net unrealized appreciation (depreciation) of investments	8,452,345	(17,625,855)	2,313,658	(1,419,077)	294,344
Net increase (decrease) in net assets resulting from operations	6,160,201	(20,590,580)	2,703,261	(1,685,128)	555,102
Distributions to Shareholders:
From net investment income	(165,316)	(433,286)	(515,669)	(335,369)	(189,679)
From net realized gain (loss) on investments	—	(891,059)	—	—	(73,048)
Total distributions to shareholders	(165,316)	(1,324,345)	(515,669)	(335,369)	(262,727)
From Capital Share Transactions:
Proceeds from sale of shares	25,203,880	4,399,304	12,801,003	7,864,733	14,538,256
Reinvestment of dividends and distributions	164,925	1,311,920	397,517	249,249	251,850
Cost of shares repurchased	(36,778,949)	(10,579,328)	(1,247,808)	(10,510,811)	(1,249,967)
Net increase (decrease) from capital share transactions	(11,410,144)	(4,868,104)	11,950,712	(2,396,829)	13,540,139
Total increase (decrease) in net assets	(5,415,259)	(26,783,029)	14,138,304	(4,417,326)	13,832,514
Net Assets:
Beginning of year	32,052,132	58,835,161	3,541,403	7,958,729	—
End of year	$26,636,873	$32,052,132	$17,679,707	$3,541,403	13,832,514
End of year undistributed net investment income	$46,227	—	—	—	—

Share Transactions:
Sale of shares	2,365,751	345,561	1,583,546	880,743	1,443,071
Reinvested shares from dividends and distributions	13,552	118,018	47,261	29,074	24,411
Shares repurchased	(3,681,880)	(862,398)	(152,285)	(1,230,045)	(121,464)
Net increase (decrease) in shares	(1,302,577)	(398,819)	1,478,522	(320,228)	1,346,018

*	Commencement of operations was June 30, 2009.

The accompanying notes are an integral part of these financial statements.

GW&K Small Cap Equity Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class Shares	2009	2008#	2007	2006	2005
Net Asset Value, Beginning of Year	$9.10	$15.01	$16.90	$15.22	$14.24
Income from Investment Operations:
Net investment income	0.09 [4]	0.12	0.14	0.09	0.10
Net realized and unrealized gain (loss) on investments	2.86 [4]	(5.66)	0.19	1.70	0.98
Total from investment operations	2.95	(5.54)	0.33	1.79	1.08
Less Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.14)	(0.10)	(0.10)
Net realized gain on investments	—	(0.25)	(2.08)	(0.01)	—
Total distributions to shareholders	—	(0.37)	(2.22)	(0.11)	(0.10)
Net Asset Value, End of Year	$12.05	$9.10	$15.01	$16.90	$15.22
Total Return[1]	32.42%[3]	(37.34)%[3]	1.59%	11.76%	7.59%
Ratio of net expenses to average net assets	1.22%	1.20%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets[1]	1.02%	0.97%	0.80%	0.57%	0.70%
Portfolio turnover	109%	33%	25%	7%	10%
Net assets at end of year (000’s omitted)	$1,260	$32,052	$58,835	$64,299	$67,283

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.70%	1.36%	1.27%	1.26%	1.28%
Ratio of net investment income to average net assets	0.55%	0.81%	0.78%	0.56%	0.67%

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (the “Predecessor Funds”), were reorganized into respective Funds in the Managers AMG Funds.
*	Commenced operations on July 27, 2009
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Per share numbers have been calculated using average shares.
[5]	Not annualized.
[6]	Annualized.

Service Class Shares	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.65
Income from Investment Operations:
Net investment income	0.02 [4]
Net realized and unrealized gain (loss) on investments	1.42 [4]
Total from investment operations	1.44
Less Distributions to Shareholders from:
Net investment income	(0.08)
Net Asset Value, End of Period	$12.01
Total Return[1]	13.46%[5]
Ratio of net expenses to average net assets	1.17%[6]
Ratio of net investment income to average net assets[1]	0.43%[6]
Portfolio turnover	109%[5]
Net assets at end of period (000’s omitted)	$15,382

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.53%[6]
Ratio of net investment income to average net assets	0.06%[6]

Institutional Class Shares	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.65
Income from Investment Operations:
Net investment income	0.03 [4]
Net realized and unrealized gain (loss) on investments	1.41 [4]
Total from investment operations	1.44
Less Distributions to Shareholders from:
Net investment income	(0.08)
Net Asset Value, End of Period	$12.01
Total Return[1]	13.56%[5]
Ratio of net expenses to average net assets	0.95%[6]
Ratio of net investment income to average net assets[1]	0.62%[6]
Portfolio turnover	109%[5]
Net assets at end of period (000’s omitted)	$9,995

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.32%[6]
Ratio of net investment income to average net assets	0.25%[6]

GW&K Municipal Enhanced Yield Fund

Financial Highlights

For a share outstanding throughout each period

Investor Class Shares	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$8.23
Income from Investment Operations:
Net investment income	0.18
Net realized and unrealized gain (loss) on investments	0.60
Total from investment operations	0.78
Less Distributions to Shareholders from:
Net investment income	(0.20)
Net Asset Value, End of Period	$8.81
Total Return[1]	9.51%[3]
Ratio of net expenses to average net assets	1.04%[4]
Ratio of net investment income to average net assets[1]	4.52%[4]
Portfolio turnover	82%[3]
Net assets at end of period (000’s omitted)	$125

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.56%[4]
Ratio of net investment income to average net assets	4.00%[4]

Service Class Shares	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$8.23
Income from Investment Operations:
Net investment income	0.21
Net realized and unrealized gain (loss) on investments	0.58
Total from investment operations	0.79
Less Distributions to Shareholders from:
Net investment income	(0.21)
Net Asset Value, End of Period	$8.81
Total Return[1]	9.62%[3]
Ratio of net expenses to average net assets	0.79%[4]
Ratio of net investment income to average net assets[1]	4.77%[4]
Portfolio turnover	82%[3]
Net assets at end of period (000’s omitted)	$11

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.31%[4]
Ratio of net investment income to average net assets	4.25%[4]

	For the year ended December 31,
Institutional Class Shares	2009	2008#	2007	2006**
Net Asset Value, Beginning of Year	$6.70	$9.37	$10.33	$10.00
Income from Investment Operations:
Net investment income	0.37	0.44	0.42	0.38
Net realized and unrealized gain (loss) on investments	2.11	(2.67)	(0.91)	0.33
Total from investment operations	2.48	(2.23)	(0.49)	0.71
Less Distributions to Shareholders from:
Net investment income	(0.37)	(0.44)	(0.42)	(0.38)
Net realized gain on investments	—	—	(0.05)	—
Total distributions to shareholders	(0.37)	(0.44)	(0.47)	(0.38)
Net Asset Value, End of Year	$8.81	$6.70	$9.37	$10.33
Total Return[1]	37.62%	(24.72)%	(4.92)%	7.37%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.77%	4.82%	4.18%	3.96%
Portfolio turnover	82%	13%	61%	68%
Net assets at end of year (000’s omitted)	$17,544	$3,541	$7,959	$7,357

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.31%	1.67%	1.76%	2.34%
Ratio of net investment income to average net assets	4.25%	3.94%	3.21%	2.41%

#	At the close of business on November 7, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. (the “Predecessor Funds”), were reorganized into respective Funds in the Managers AMG Funds.
*	Commenced operations on July 27, 2009.
**	Inception of the Fund was December 30, 2005.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not annualized.
[4]	Annualized.

GW&K Municipal Bond Fund

Financial Highlights

For a share outstanding throughout each period

Investor Class	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.15 [4]
Net realized and unrealized gain on investments	0.33 [4]
Total from investment operations	0.48
Less Distributions to Shareholders from:
Net investment income	(0.15)
Net realized gain on investments	(0.06)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$10.27
Total Return[1]	4.79%[5]
Ratio of net expenses to average net assets	0.59%[6]
Ratio of net investment income to average net assets[1]	2.93%[6]
Portfolio turnover	13%[5]
Net assets at end of period (000’s omitted)	$850

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.31%[6]
Ratio of net investment income to average net assets	1.21%[6]

Service Class	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.16 [4]
Net realized and unrealized gain on investments	0.33 [4]
Total from investment operations	0.49
Less Distributions to Shareholders from:
Net investment income	(0.15)
Net realized gain on investments	(0.06)
Total distributions to shareholders	(0.21)
Net Asset Value, End of Period	$10.28
Total Return[1]	4.89%[5]
Ratio of net expenses to average net assets	0.54%[6]
Ratio of net investment income to average net assets[1]	2.98%[6]
Portfolio turnover	13%[5]
Net assets at end of period (000’s omitted)	$12,752

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.26%[6]
Ratio of net investment income to average net assets	1.26%[6]

Institutional Class	For the period ended December 31, 2009*
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income	0.17 [4]
Net realized and unrealized gain on investments	0.36 [4]
Total from investment operations	0.53
Less Distributions to Shareholders from:
Net investment income	(0.16)
Net realized gain on investments	(0.06)
Total distributions to shareholders	(0.22)
Net Asset Value, End of Period	10.31
Total Return[1]	5.31%[3,5]
Ratio of net expenses to average net assets	0.34%[6]
Ratio of net investment income to average net assets[1]	3.18%[6]
Portfolio turnover	13%[5]
Net assets at end of period (000’s omitted)	$231

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.06%[6]
Ratio of net investment income to average net assets	1.46%[6]

*	Commenced operations on June 30, 2009.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Per share numbers have been calculated using average shares.
[5]	Not annualized.
[6]	Annualized.

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are GW&K Small Cap Equity Fund (“Small Cap Equity”), (formerly GW&K Multi-Cap Equity Fund “Multi-Cap Equity”), GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and GW&K Municipal Bond Fund (“Municipal Bond”), collectively the “Funds.”

As of July 27, 2009, Multi-Cap Equity changed its name to Small Cap Equity, converted its investment strategy from Multi-Cap Equity to Small Cap Equity, and changed its benchmark from the Russell 3000® Index to the Russell 2000® Index. Multi-Cap Equity’s Class A shares were redesignated as Investor class shares. Small Cap Equity Service and Institutional class shares commenced operations on July 27, 2009. Municipal Enhanced changed its benchmark from the Barclays Capital U.S. Municipal Bond Index to the Barclays Capital U.S. Municipal Bond BAA Index. Municipal Enhanced Investor and Service class shares commenced operations on July 27, 2009. Municipal Bond commenced operations on June 30, 2009.

At the start of business on November 10, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. were re-organized into Multi-Cap Equity and Municipal Enhanced, respectively, in the Managers AMG Funds.

Each Fund offers three classes of shares: Investor Class, Service Class, and Institutional Class. Each class represents an interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Each class has equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (“the Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to

Notes to Financial Statements (continued)

fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. As of December 31, 2009, the securities in Small Cap Equity were all Level 1 inputs. The following tables summarize the inputs used to value Municipal Enhanced and Municipal Bond’s net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Municipal Enhanced
Investments in Securities
Municipal Bonds [1]	—	$16,254,052	—	$16,254,052
Short Term Investments	$1,008,359	—	—	1,008,359

Total Investments in Securities	1,008,359	16,254,052	—	17,262,411

	Level 1	Level 2	Level 3	Total
Municipal Bond
Investments in Securities
Municipal Bonds [1]	—	$13,328,767	—	$13,328,767
Short Term Investments	$359,014	—	—	359,014

Total Investments in Securities	359,014	13,328,767	—	13,687,781

[1]	All municipal bonds held in the Fund are Level 2 securities. For a detailed break-out of the bonds by major classification, please refer to the Schedule of Portfolio Investments.

Notes to Financial Statements (continued)

b. Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2009, no balance credits were earned and the custodian expense was not reduced.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, overdraft fees for Small Cap Equity, Municipal Enhanced, and Municipal Bond equaled $13, $23, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced as follows: Small Cap Equity- $108, Municipal Enhanced - $39 and Municipal Bond - $ 20.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly except for Small Cap Equity which will be declared and paid annually in December. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the years ended December 31, 2009 and 2008 were as follows:

	Small Cap Equity		Municipal Enchanced*		Municipal Bond**
	2009	2008	2009	2008	2009
Distributions paid from:
Ordinary income	$165,316	$433,286	$515,669	$335,369	$189,801
Short-term capital gains	—	—	—	—	72,926
Long-term capital gains	—	891,059	—	—	—

	$165,316	$1,324,345	$515,669	$335,369	$262,727

As a % of distributions paid: (unaudited)
Qualified ordinary income	100%	—	—	—	—
Ordinary income - dividends received deduction	100%	—	—	—	—

*	The ordinary income distributions paid by Municipal Enhanced which were tax tax-exempt for the periods 2009 and 2008 were $512,321 and $334,788, respectively.
**	The ordinary income distribution paid by Municipal Bond which was tax-exempt for the period 2009 was $188,621.

Notes to Financial Statements (continued)

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Equity	Municipal Enhanced	Municipal Bond
Capital loss carryforward	$5,870,110	$759,775	—
Undistributed ordinary income	36,437	—	—
Undistributed short-term capital gains	—	—	—
Undistributed long-term capital gains	—	—	—

	$5,906,547	$759,775	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Small Cap Equity	$1,380,007	2016
	4,490,103	2017

Total	$5,870,110

Municipal Enhanced	274,705	2016
	485,070	2017

Total	$759,775

For the year ended December 31, 2009, the Funds did not utilize any capital loss carryovers.

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The capital stock transactions by class for Small Cap Equity and Municipal Enhanced for the years ended 2009 and 2008 and for Municipal Bond for the period from June 30, 2009 to December 31, 2009, were as follows:

	GW&K Small Cap Equity Fund				GW&K Municipal Enhanced Yield Fund
	2009		2008		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class Shares
Sale of shares	115,653	$1,023,257	345,561	$4,399,304	15,372	$136,194	N/A	N/A
Reinvestment of dividends and distributions	—	—	118,018	1,311,920	34	294	N/A	N/A
Shares repurchased	(3,531,704)	(35,129,589)	(862,398)	(10,579,328)	(1,228)	(10,991)	N/A	N/A

Net increase (decrease)	(3,416,051)	$(34,106,332)	(398,819)	$(4,868,104)	14,178	$125,497	N/A	N/A

Service Class Shares
Sale of shares	1,359,210	$14,671,947	N/A	N/A	1,215	$10,000	N/A	N/A
Reinvestment of dividends and distributions	7,822	95,194	N/A	N/A	29	253	N/A	N/A
Shares repurchased	(86,051)	(960,115)	N/A	N/A	—	—	N/A	N/A

Net increase	1,280,981	$13,807,026	N/A	N/A	1,244	$10,253	N/A	N/A

Institutional Class Shares
Sale of shares	890,888	$9,508,676	N/A	N/A	1,566,959	$12,654,809	880,743	$7,864,733
Reinvestment of dividends and distributions	5,730	69,731	N/A	N/A	47,198	396,970	29,074	249,249
Shares repurchased	(64,125)	(689,245)	N/A	N/A	(151,057)	(1,236,817)	(1,230,045)	(10,510,811)

Net increase (decrease)	832,493	$8,889,162	N/A	N/A	1,463,100	$11,814,962	(320,228)	$(2,396,829)

	GW&K Municipal Bond Fund 2009
	Shares	Amount
Investor Class Shares
Sale of shares	83,308	$863,100
Reinvestment of dividends and distributions	455	4,688
Shares repurchased	(1,015)	(10,610)

Net increase	82,748	$857,178

Service Class Shares
Sale of shares	1,317,164	$13,235,506
Reinvestment of dividends and distributions	23,517	242,617
Shares repurchased	(99,779)	(1,027,291)

Net increase	1,240,902	$12,450,832

Institutional Class Shares
Sale of shares	42,599	$439,650
Reinvestment of dividends and distributions	439	4,545
Shares repurchased	(20,670)	(212,066)

Net increase	22,368	$232,129

At December 31, 2009, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds: Small Cap Equity — 3 collectively own 74.1%; Municipal Enhanced — 4 collectively own 88.8%; Municipal Bond — one owns 86.4%. Transactions by these shareholders may have a material impact on the Funds.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and GW&K with respect to each of the Funds. AMG indirectly owns a majority interest in GW&K.

Notes to Financial Statements (continued)

Small Cap Equity, Municipal Enhanced, and Municipal Bond are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75%, 0.50%, and 0.35%, respectively, of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to GW&K for its services as subadvisor. The Funds have entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as intermediary with the Funds’ shareholders. For its services, the Administrator is paid a fee rate of 0.25% of the average daily net assets of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2011, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses, and extraordinary expenses) will be limited to the following amounts of the Funds’ average daily net assets:

Fund	Investor Class	Service Class	Institutional Class
Small Cap Equity	1.35%	1.20%	0.95%
Municipal Enhanced	1.19%	1.04%	0.79%
Municipal Bond	0.84%	0.59%	0.34%

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause that Funds’ total operating expenses in any such future year to exceed that Fund’s respective expense cap. At December 31, 2009, the cumulative amounts of reimbursable expenses for Small Cap Equity, Municipal Enhanced and Municipal Bond were $10,633, $66,884 and $108,448, respectively.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc., (the “Distributor” or MDI), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers, or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or Distributor.

The Funds have adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Investor Class shares. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by the Investor Class shares for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by the clients of such broker, dealer or financial intermediary.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager

Notes to Financial Statements (continued)

administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, Small Cap Equity borrowed varying amounts up to $321,093 over 12 days paying interest of $56 to other Funds in the Fund Family. The interest amount is included in miscellaneous expense.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) for the year ended December 31, 2009, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap Equity	$27,336,937	$38,386,395
Municipal Enhanced	18,934,065	8,332,468
Municipal Bond*	14,373,330	1,380,187

*	Municipal Bond commenced operations on June 30, 2009.

For the year ended December 31, 2009, there were no purchases or sales of U.S. Government obligations by the Funds.

4. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

5. Subsequent Events

The Funds have determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 25, 2010, the date of issuance of the Funds’ financial statements, which require additional disclosure in the Funds’ financial statements.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In accordance with federal tax law, the following Funds hereby make the following designations regarding its year ended December 31, 2009:

Municipal Enhanced

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $3,348 that is being designated as an ordinary income distribution for reporting purposes.

Municipal Bond

•

All the dividends paid from net investment income are “exempt-interest dividends” (not generally subject to regular federal income tax), except $74,106 that is being designated as an ordinary income distribution for reporting purposes.

Pursuant to section 852 of the Internal Revenue Code, Small Cap Equity, Municipal Enhanced and Municipal Bond hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2009, $0, $0, and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

The 2009 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund), GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund), GW&K Municipal Enhanced Yield Fund and GW&K Municipal Bond Fund (three of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at December 31, 2009, the results of GW&K Small Cap Equity Fund’s and GW&K Municipal Enhanced Yield Fund’s operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, and the results of GW&K Municipal Bond Fund’s operations, the changes in its net assets and the financial highlights for the period June 30, 2009 (commencement of operations) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and broker, provide a reasonable basis for our opinion. The financial statements of GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund as of December 31, 2007, and for the fiscal years ended through December 31, 2007, were audited by other auditors whose report dated February 28, 2008 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 25, 2010

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Approval of Investment Advisory Agreements

At a meeting held on March 5-6, 2009, the Board of Trustees (the “Trustees”) of Managers AMG Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve, with respect to the GW&K Municipal Bond Fund, a new series of the Trust (the “New Fund”), in connection with the organization of the New Fund, an amendment to the Investment Management Agreement between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and the Trust with respect to the New Fund (the “Investment Management Agreement”), and an amendment to the Subadvisory Agreement between Managers and Gannett Welsh & Kotler, LLC (“GW&K” or the “Subadvisor”) with respect to the New Fund (the “Subadvisory Agreement” and together with the “Investment Management Agreement,” the “New Fund Agreements”). The Trustees were separately represented by independent counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, Managers and GW&K, including fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by Managers and GW&K under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The Trustees, however, considered the performance of the composite investment portfolio managed by GW&K in its Municipal Bond Strategy (the “Municipal Bond Composite”). Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services to be provided by Managers under the Investment Management Agreement, the Trustees reviewed information relating to Managers’ operations and personnel. Among other things, Managers provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by Managers relating to the performance of its duties with respect to other series of the Trust and the Trustees’ familiarity with Managers’ management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the search, selection and monitoring services performed by Managers in overseeing the portfolio management responsibilities of GW&K; (b) Managers’ ability to supervise the New Fund’s other service providers; and (c) Managers’ compliance programs. The Trustees also took into account the financial condition of Managers with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of December 31, 2008, Managers had approximately $6.7 billion in assets under management.

In considering the nature, extent, and quality of services to be provided by GW&K under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by GW&K to the New Fund; (b) the qualifications and experience of GW&K’s personnel; and (c) GW&K’s compliance programs. The Trustees also took into account the financial condition of GW&K with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of December 31, 2008, GW&K managed approximately $7.4 billion in assets. The Trustees noted that GW&K currently serves as subadvisor to the GW&K Municipal Enhanced Yield Fund (the “Municipal Enhanced Yield Fund”) and the GW&K Small Cap Equity Fund (formerly Multi-Cap Equity Fund), each a series of the Trust and part of the Managers family of funds.

The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding GW&K’s organizational and management structure and GW&K’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at GW&K with portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that each of the portfolio managers has worked at GW&K for at least ten years, with two of the portfolio managers serving as Senior Vice Presidents and co-heads of the firm’s Fixed Income department. The Trustees also noted that three of the four portfolio managers of the Municipal Enhanced Yield Fund will also manage the New Fund.

Performance.

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered the performance of the Municipal Bond Composite and noted that the performance of the Municipal Bond Composite was above the performance of each of the Barclays 10-Year Municipal Bond Index and the Barclays 5-Year Municipal Bond Index for various periods. The Trustees concluded that this performance record supported the approval of the Subadvisory Agreement.

Approval of Investment Advisory Agreements (continued)

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by Managers for managing the New Fund, the Trustees noted that Managers, and not the New Fund, is responsible for paying the fees charged by the New Fund’s Subadvisor, GW&K, and, therefore, that the fees paid to Managers cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by Managers and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the New Fund to Managers can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. The Trustees noted that the New Fund’s estimated advisory fee and total gross expenses as of December 31, 2008 were lower than and higher than, respectively, the average for the Fund’s Peer Group. The Trustees also took into account the fact that Managers has contractually agreed, through May, 2011, to limit the total annual operating expenses of the New Fund’s Investor Shares, Service Shares and Institutional Class shares to 0.84%, 0.59% and 0.34%, respectively, of the average daily net assets of the Fund attributable to such share class. The Trustees concluded that, in light of the nature, extent and quality of the services provided by Managers and GW&K and the considerations noted above with respect to Managers and GW&K, the New Fund’s advisory fees are reasonable.

In considering the reasonableness of the advisory fee payable to Managers, the Trustees reviewed information provided by Managers setting forth all revenues and other benefits, both direct and indirect, received by Managers and its affiliates, including GW&K, which is affiliated with Managers, attributable to managing the New Fund and all the mutual funds in the Managers family of funds, the cost of providing such services and the resulting profitability to Managers and its affiliates from these relationships. The Trustees also noted that the subadvisory fees are paid by Managers out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to Managers is reasonable and that Managers is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fee payable by Managers to GW&K, the Trustees reviewed information provided by GW&K regarding the cost to GW&K of providing subadvisory services to the New Fund and the resulting profitability from such relationship, and noted that, because Managers is an affiliate of GW&K, such profitability might be directly or indirectly shared by Managers. In addition, the Trustees evaluated other potential benefits of the subadvisory relationship to Managers, including, among others, the indirect benefits that Managers may receive from GW&K’s relationship with the New Fund, including any so-called “fallout benefits” to Managers, such as reputational value derived from GW&K serving as Subadvisor to the New Fund, which will bear GW&K’s name if the Subadvisory Agreement were approved.

In addition, the Trustees noted that the subadvisory fees are paid by Managers out of its advisory fee. Accordingly, the cost of services to be provided by GW&K and the profitability to GW&K of its relationship with the New Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the potential size of the New Fund, the Trustees concluded that the effect of any economies of scale being realized by GW&K was not a material factor in the Trustees’ deliberations at the time.

After consideration of the foregoing, the Trustees reached the following conclusions regarding the New Fund Agreements, in addition to those conclusions discussed above: (a) Managers and GW&K have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) GW&K’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) GW&K is reasonably likely to execute its investment strategy consistently over time; and (d) Managers and GW&K maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on March 5-6, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the New Fund Agreements.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Gannett Welsh & Kotler, LLC

222 Berkeley St.

Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS		BALANCED FUNDS
EMERGING MARKETS EQUITY Rexiter Capital Management Limited Schroder Investment Management North America Inc.	CHICAGO EQUITY PARTNERS MID-CAP Chicago Equity Partners, LLC	CHICAGO EQUITY PARTNERS BALANCED Chicago Equity Partners, LLC
ALTERNATIVE FUNDS
ESSEX GROWTH ESSEX LARGE CAP GROWTH ESSEX SMALL/MICRO CAP GROWTH Essex Investment Management Co., LLC	REAL ESTATE SECURITIES Urdang Securities Management, Inc. RENAISSANCE LARGE CAP GROWTH Renaissance Group LLC	FQ GLOBAL ALTERNATIVES FQ GLOBAL ESSENTIALS First Quadrant, L.P.
INCOME FUNDS

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

MONEY MARKET JPMorgan Investment Advisors Inc.

www.managersinvest.com

ANNUAL REPORT

Managers AMG

December 31, 2009

Skyline Special Equities Portfolio

AR018-1209

Managers AMG

Skyline Special Equities Portfolio

Annual Report — December 31, 2009

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	9
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	10
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	11
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	12
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	13
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	18

TRUSTEES AND OFFICERS	19

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT	20

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Our foremost goal at Managers Investment Group (“MIG”) is to structure and manage mutual funds that will help our shareholders and clients successfully reach their investment goals and objectives.

Each of our Funds is geared to provide you with exposure to a specific asset class or style of investing. Investors tend to use our Funds as part of their broader portfolio in order to tailor their asset allocation to meet their individual needs. Most of our Funds, like the one detailed in this report, are therefore designed to be building blocks.

At MIG, we have overall responsibility for the investment management and administration of the Funds. As a “manager of managers,” we work with external investment managers that make the day-to-day investment decisions in the Funds (the “Portfolio Managers”). We devote considerable resources to our disciplined process of identifying and selecting unaffiliated Portfolio Managers for the Funds. As a manager of managers, MIG performs many activities to monitor the ongoing investment, compliance, and administrative aspects of all of the Funds, which gives our shareholders added confidence in their investments.

Our parent company, Affiliated Managers Group (“AMG”), is a global asset management company with ownership interests in a diverse group of boutique investment management firms (its “Affiliates”). MIG has the unique opportunity to access the investment skills and acumen of some of AMG’s Affiliates. The set of our Funds managed by these proprietary firms also benefits from our activities to monitor the investment, compliance, and administrative aspects of the Funds.

Below is a brief overview of the securities markets and the performance results for the Fund. Following this letter, we also provide the Portfolio Manager’s discussion of its investment management approach, performance results, and market outlook.

The year 2009 will go down in the history books as one in which securities markets sank to unimaginable levels and some investors briefly questioned the viability of capitalism. As it turned out, capitalism did not cease to exist and equities, as well as credit-sensitive fixed income securities, managed to regroup and record one of the most impressive rebounds in the history of the capital markets. The government’s unprecedented efforts with respect to healing the economy and stabilizing the securities markets via programs such as the Troubled Asset Relief Program (“TARP”), the Public-Private Investment Program (“PPIP”) and the Term Asset-Backed Securities Loan Facility (“TALF”) seem to have achieved their desired short-term effects, although some would argue that the programs played a minor role in the stabilization of the markets and that free market forces simply corrected oversold conditions, just as they have on numerous occasions in the past.

Against this backdrop, the performance of the Skyline Special Equities Portfolio (the “Fund”) was exceptionally strong, as detailed below.

Periods Ended 12/31/09	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Skyline Special Equities Portfolio	30.12%	52.79%	(6.26)%	1.63%	8.85%	11.44%	4/23/1987
Russell 2000® Value Index	27.15%	20.58%	(8.22)%	(0.01)%	8.27%
Russell 2000® Index	23.90%	27.17%	(6.07)%	0.51%	3.51%

The Fund returned 52.79% during the period, providing very strong performance both on an absolute basis and relative to its benchmark, the Russell 2000® Value Index, which returned 20.58%. The Fund’s performance was driven by a combination of strong stock selection and favorable sector allocation. Technology and consumer discretionary were among the top three performing sectors for the benchmark, and the Fund held an overweight to both sectors. Similarly, the Fund was underweight to the financials and utilities sectors, which were among the worst performing sectors.

1

Letter to Shareholders (continued)

The following report covers the one-year period ended December 31, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner
Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2009	Expense Ratio for the Period	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period*
Skyline Special Equities Portfolio
Based on Actual Fund Return	1.32%	$1,000	$1,301	$7.66
Based on Hypothetical 5% Annual Return	1.32%	$1,000	$1,019	$6.72

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

Skyline Special Equities Portfolio

Investment Manager’s Comments

The Year in Review

Over the 12 months ended December 31, 2009, the Skyline Special Equity Portfolio returned 52.79%, significantly outpacing the 20.58% return of the Russell 2000® Value Index.

2009 was a strong year for stocks, which saw the Russell 2000® Index rise 27.2%, the Russell 2000® Value Index rise 20.6%, and the S&P 500 Index generate a 26.5% return. The gains generated by stocks this year are even more impressive when one considers the fact that stocks were down significantly in the early part of the year. For example, the Russell 2000® Index was down 31% year to date at the market low on March 9th, before rebounding 82% through year end, one of its best recoveries ever.

The current stock market rally began even as corporate earnings were still declining, reflecting a recovery of investor sentiment from extremely depressed levels rather than an improvement in underlying fundamentals. However, following nine quarters of year over year declines, fourth quarter 2009 small-cap earnings are expected to be up over their year ago levels, indicating the market gains during the fourth quarter were earnings driven. The continued strength of stock prices will in large part be tied to the strength of the earnings recovery as valuations, although still reasonable, are no longer at the extremely low levels of earlier this year.

During 2009, the best performing sectors in the small-cap value market were materials, consumer discretionary, and information technology. These were among the worst performing sectors in 2008 and rebounded sharply in the rally that began in March 2009. End demand for companies in these sectors tends to be discretionary and, until March, fears of a complete economic meltdown caused investors to shun these stocks. As evidence emerged that the economy was stabilizing, these sectors rallied sharply.

Financials was the worst performing small-cap value sector during 2009. High levels of loan losses and fears of dilutive capital raises caused financial stocks, banks, and thrifts in particular, to decline sharply early in 2009. Although they were among the best performers as the market rallied, that wasn’t enough to offset their losses earlier in the year.

The Fund benefited from advantageous sector allocation combined with strong stock selection. The Fund had significantly heavier weights than the index in two of the three best performing sectors of 2009 for the small-cap value market (technology and consumer discretionary) and significantly lower weightings in the two poorest performing sectors (financials and utilities).

Among the top six individual stock contributors to the Fund’s performance in 2009, five are expected to show that they achieved EPS growth during 2009, which was a very weak year for corporate earnings. These stocks represent a broad range of end markets. TNS, Inc., a data network services provider, was able to grow EPS due to its significant exposure to emerging markets and the benefits of an accretive acquisition. Cincinnati Bell, Inc., a provider of phone services, boosted its EPS by applying its significant free cash flow to paying down debt and buying back shares. Big 5 Sporting Goods Corporation, a sporting goods retailer, saw business rebound from depressed levels a year ago and benefited from strong cost controls. SYNNEX Corporation, a distributor of IT related products, is leveraging its low-cost operating model to take market share from its competitors. Jos. A Bank Clothiers, Inc., a men’s apparel retailer, is using its superior product sourcing and pricing strategies to outperform its competition in a difficult environment.

The five stocks mentioned above rose between 61.3% and 236.8% during 2009. Despite that strong price performance, the fact that they grew their EPS during the worst economic downturn since the great depression, and that they are expected to generate EPS growth again in 2010, makes us believe these stocks remain attractively valued. The group’s P/Es on calendar year 2009 earnings average 11.8x with a low of 8.5x and a high of 16.7x in a market where the Russell 2000® Index of small-cap stocks is trading at over 20x EPS excluding negative earnings.

Looking Forward

In March of 2009, the worst bear market since the great depression resulted in stock valuations that were among the lowest on record. Even with the strong rebound in prices since that point, we believe stocks remain undervalued, although not at the once-in-a-generation level of undervaluation we witnessed in March.

In addition, we believe we are in the early stages of an economic recovery, and companies are now just beginning to generate earnings growth. In our opinion, the steepness of the decline in the economy in 2008 and early 2009 was exacerbated by the aggressive actions taken by managements to cut costs and reduce inventories. We believe companies are largely through that process and a continuation of the recent growth in end demand, even if it is modest, should be very beneficial to corporate profits due to the positive effects of higher revenues on a lower cost structure. Although the odds of a complete economic meltdown appear to have diminished greatly, we are aware of the structural issues facing the U.S. economy and the potential for a reversal of the nascent upturn and factor that into our stock selection process.

The combination of attractively valued stocks and the potential for an extended period of earnings growth as the economy moves beyond its early stages of recovery cause us to be optimistic about the prospects for the Fund. This optimism is confirmed when we examine the valuations and fundamentals of the individual stocks that currently make up the Fund, which we believe have considerable upside opportunity.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values. The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Value Index and the Russell 2000® Index are unmanaged, are not available for investment, and do not incur expenses. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on December 31, 1999 to a $10,000 investment made in the Russell 2000® Value Index and the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of

4

Skyline Special Equities Portfolio

Investment Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Skyline Special Equities Portfolio, the Russell 2000® Value Index and the Russell 2000® Index from December 31, 1999 through December 31, 2009.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years
Skyline Special Equities Portfolio [2,5]	52.79%	1.63%[6]	8.85%[6]
Russell 2000® Value Index [3]	20.58%	(0.01)%	8.27%
Russell 2000® Index [4]	27.17%	0.51%	3.51%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2009. All returns are in U.S. dollars($).

[2]

The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[3]	The Russell 2000® Value Index is an unmanaged, market-value weighted, value-oriented index comprised of small stocks that have relatively low price to book ratios and lower forecasted growth values.
[4]

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance.

[5]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[6]

Effective after the close of business on December 31, 2007, the Fund was reorganized into the Skyline Special Equities Portfolio, a series of Managers AMG Funds. The returns shown include the performance of the predecessor Fund.

The Russell 2000® Index and Russell 2000® Value Index are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Skyline Special Equities Portfolio

Fund Snapshots

December 31, 2009

Portfolio Breakdown

Industry	Skyline Special Equities Portfolio**	Russell 2000® Value Index	Russell 2000® Index
Industrials	25.5%	16.7%	15.8%
Financials	20.6%	33.9%	20.2%
Information Technology	16.7%	10.3%	18.3%
Consumer Discretionary	15.4%	11.7%	13.8%
Health Care	7.9%	5.0%	14.3%
Telecommunication Services	4.5%	0.5%	1.0%
Consumer Staples	2.0%	2.8%	3.5%
Energy	1.8%	6.0%	5.2%
Materials	1.5%	7.0%	4.7%
Utilities	0.0%	6.1%	3.2%
Other Assets and Liabilities	4.1%	0.0%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Gildan Activewear, Inc., Class A*	2.5%
TNS, Inc.*	2.4
Reinsurance Group of America, Inc.*	2.4
Syniverse Holdings, Inc.*	2.3
Jos A. Bank Clothiers, Inc.	2.3
Big Lots, Inc.	2.3
Cincinnati Bell, Inc.*	2.2
Hexcel Corp.	2.1
Hanover Insurance Group, Inc.*	2.1
Middleby Corp., The*	2.0

Top Ten as a Group	22.6%

*	Top Ten Holding at June 30, 2009

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Skyline Special Equities Portfolio

Schedule of Portfolio Investments

December 31, 2009

	Shares		Value
Common Stocks - 95.9%
Consumer Discretionary - 15.4%
ArvinMeritor, Inc.*	316,683		$3,540,516
Big 5 Sporting Goods Corp.	250,722		4,307,404
Big Lots, Inc.*	196,200		5,685,876
Dress Barn, Inc., The*	179,000		4,134,900
Gildan Activewear, Inc., Class A*	254,420	[2]	6,202,759
Harman International Industries, Inc.	58,200		2,053,296
Jos. A. Bank Clothiers, Inc.*	136,873		5,774,672
McCormick & Schmick’s Seafood Restaurants, Inc.*	313,800		2,184,048
Modine Manufacturing Co.	260,900		3,089,056
Sonic Corp.*	202,700		2,041,189
Total Consumer Discretionary			39,013,716
Consumer Staples - 2.0%
B&G Foods, Inc.	537,000		4,929,660
Energy - 1.8%
Bristow Group, Inc.*	76,600		2,945,270
Key Energy Services, Inc.*	174,634		1,535,033
Total Energy			4,480,303
Financials - 20.6%
Aspen Insurance Holdings, Ltd.	170,373		4,335,993
Columbia Banking System, Inc.	170,400		2,757,072
Delphi Financial Group, Inc., Class A	182,329		4,078,700
First Financial Bancorp	272,800		3,971,968
HCC Insurance Holdings, Inc.	88,400		2,472,548
Hanover Insurance Group, Inc.	118,600		5,269,398
MB Financial, Inc.	234,000		4,614,480
Nara Bancorp, Inc.	326,700		3,704,778
Ocwen Financial Corp.*	253,400		2,425,038
Penson Worldwide, Inc.*	404,300		3,662,958
Reinsurance Group of America, Inc.	125,047		5,958,489
SeaBright Insurance Holdings, Inc.*	270,116		3,103,633
TradeStation Group, Inc.*	363,400		2,867,226
Validus Holdings, Ltd.	105,700		2,847,558
Total Financials			52,069,839
Health Care - 7.9%
Amerigroup Corp.*	108,900		2,935,944
Chemed Corp.	92,700		4,446,819
Five Star Quality Care, Inc.*	779,921		2,706,326
Psychiatric Solutions, Inc.*	170,400		3,602,256
Sun Healthcare Group, Inc.*	298,700		2,739,079
Teleflex, Inc.	67,250		3,624,102
Total Health Care			20,054,526
Industrials - 25.5%
Acco Brands Corp.*	462,600		3,367,728
Baldor Electric Co.	96,000		2,696,640
Beacon Roofing Supply, Inc.*	115,300		1,844,800
Brady Corp.	104,600		3,139,046
CAI International, Inc.*	324,500		2,930,235
CBIZ, Inc.*	616,800		4,749,360
Columbus McKinnon Corp.*	139,050		1,899,423
Corrections Corp. of America*	82,800		2,032,740
GrafTech International, Ltd.*	244,800		3,806,640
Heidrick & Struggles International, Inc.	127,265		3,975,759
Hexcel Corp.*	416,200		5,402,276
Kennametal, Inc.	125,100		3,242,592
Middleby Corp., The*	100,790		4,940,726
R.R. Donnelley & Sons Co.	210,300		4,683,381
SkyWest, Inc.	113,462		1,919,777
Spherion Corp.*	800,100		4,496,562
Stanley Works, The	87,100	[2]	4,486,521
Textainer Group Holdings, Ltd.	143,400	[2]	2,423,460
Triumph Group, Inc.	51,800		2,499,350
Total Industrials			64,537,016
Information Technology - 16.7%
Anixter International, Inc.*	46,400		2,185,440
Arris Group, Inc.*	259,824		2,969,788
Benchmark Electronics, Inc.*	239,889		4,536,301
Brocade Communications Systems, Inc.*	331,323		2,527,995
Harris Stratex Networks, Inc., Class A*	108,851		752,160
Intermec Inc.*	194,100		2,496,126
Monotype Imaging Holdings, Inc.*	215,500		1,945,965
NeuStar, Inc., Class A*	172,500		3,974,400
ON Semiconductor Corp.*	553,425		4,875,674
Rudolph Technologies, Inc.*	166,000		1,115,520
SkillSoft PLC*	55,200		578,496
SYNNEX Corp.*	132,654		4,067,172
TNS, Inc.*	237,200		6,093,668
Virtusa Corp.*	198,801		1,801,137
Websense, Inc.*	132,600		2,315,196
Total Information Technology			42,235,038

The accompanying notes are an integral part of these financial statements.

7

Skyline Special Equities Portfolio

Schedule of Portfolio Investments (continued)

	Shares		Value
Materials - 1.5%
Kraton Performance Polymers, Inc.*	278,700	[2]	$3,779,172
Telecommunication Services - 4.5%
Cincinnati Bell, Inc.*	1,598,034		5,513,217
Syniverse Holdings, Inc.*	336,400		5,880,272
Total Telecommunication Services			11,393,489
Total Common Stocks (cost $205,977,212)			242,492,759
Short-Term Investments - 9.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.05%[3]	12,135,000		12,135,000
BNY Institutional Cash Reserves Fund, Series B* [3,4]	426,826		83,231
Dreyfus Cash Management Fund, Institutional Class Shares, 0.08%	8,305,420		8,305,420
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 0.19%	2,532,842		2,532,842
Total Short-Term Investments (cost $23,400,088)			23,056,493
Total Investments - 105.0% (cost $229,377,300)			265,549,252
Other Assets, less Liabilities - (5.0)%			(12,741,967)
Net Assets - 100.0%			$252,807,285

Based on the approximate cost of investments of $234,720,021 for Federal income tax purposes at December 31, 2009, the aggregate gross unrealized appreciation and depreciation were $43,630,308 and $12,801,077, respectively, resulting in net unrealized appreciation of investments of $30,829,231.

*	Non-income-producing securities.
[1]	Yield shown for an investment company represents its December 31, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2009, amounting to a market value of $12,205,560, or 4.8% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon established a separate sleeve of the BNY Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

The accompanying notes are an integral part of these financial statements.

8

Skyline Special Equities Portfolio

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments at value (including securities on loan valued at $12,205,560)*	$265,549,252
Receivable for investments sold	461,216
Receivable for Fund shares sold	249,458
Dividends, interest and other receivables	154,822
Receivable from affiliate	38,666
Prepaid expenses	10,810
Other assets	94,255
Total assets	266,558,479
Liabilities:
Payable for Fund shares repurchased	630,542
Payable upon return of securities loaned	12,561,826
Payable for investments purchased	85,619
Accrued expenses:
Investment management and advisory fees	190,112
Administrative fees	52,809
Trustees deferred compensation	94,255
Other	136,031
Total liabilities	13,751,194
Net Assets	$252,807,285
Shares outstanding	14,202,324
Net asset value, offering and redemption price per share	$17.80
Net Assets Represent:
Paid-in capital	$323,022,277
Undistributed net investment loss	(77,767)
Accumulated net realized loss from investments	(106,309,177)
Net unrealized appreciation of investments	36,171,952
Net Assets	$252,807,285
* Investments at cost	$229,377,300

The accompanying notes are an integral part of these financial statements.

9

Skyline Special Equities Portfolio

Statement of Operations

For the year ended December 31, 2009

Investment Income:
Dividend income	$1,691,150
Interest income	4
Securities lending fees	7,997
Total investment income	1,699,151
Expenses:
Investment management and advisory fees	1,796,080
Administrative fees	498,911
Transfer agent	579,295
Professional fees	75,053
Reports to shareholders	34,822
Custodian	26,746
Registration fees	21,077
Trustees fees and expenses	15,582
Miscellaneous	8,746
Total expenses before offsets	3,056,312
Expense reimbursements	(421,278)
Fee waivers	(1,588)
Expense reductions	(784)
Net expenses	2,632,662
Net investment loss	(933,511)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(49,869,990)
Net unrealized appreciation of investments	132,694,225
Net realized and unrealized gain	82,824,235

Net increase in net assets resulting from operations	$81,890,724

The accompanying notes are an integral part of these financial statements.

10

Skyline Special Equities Portfolio

Statement of Changes in Net Assets

For the year ended December 31,

	2009	2008
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(933,511)	$(498,916)
Net realized loss on investments	(49,869,990)	(43,418,037)
Net unrealized appreciation (depreciation) of investments	132,694,225	(98,383,940)
Net increase (decrease) in net assets resulting from operations	81,890,724	(142,300,893)
Distributions to Shareholders:
From net realized gain on investments	—	(670,954)
From Capital Share Transactions:
Proceeds from sale of shares [1]	50,532,312	31,921,650
Reinvestment of distributions	—	653,396
Cost of shares repurchased	(65,805,011)	(132,105,132)
Net decrease from capital share transactions	(15,272,699)	(99,530,086)
Total increase (decrease) in net assets	66,618,025	(242,501,933)
Net Assets:
Beginning of year	186,189,260	428,691,193
End of year	$252,807,285	$186,189,260
End of year undistributed net investment loss	$(77,767)	$(209,079)

Share Transactions:
Sale of shares	3,399,291	1,983,280
Reinvestment of dividends and distributions	—	58,919
Shares repurchased	(5,172,509)	(8,008,088)
Net decrease in shares	(1,773,218)	(5,965,889)

[1]	For the year ended December 31, 2009, the proceeds from the sale of shares for Skyline Special Equities Portfolio include the receipt of a market timing settlement of $58,112.

The accompanying notes are an integral part of these financial statements.

11

Skyline Special Equities Portfolio

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$11.65	$19.54	$25.99	$25.43	$28.64
Income from Investment Operations:
Net investment loss	(0.06)[4]	(0.03)[4]	(0.00)[2]	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	6.21 [4]	(7.82)[4]	(2.57)	4.86	3.32
Total from investment operations	6.15	(7.85)	(2.57)	4.77	3.21
Less Distributions to Shareholders from:
Net realized gain on investments	—	(0.04)	(3.88)	(4.21)	(6.42)
Net Asset Value, End of Year	$17.80	$11.65	$19.54	$25.99	$25.43
Total Return [1]	52.79%	(40.15)%	(9.91)%	18.71%	10.89%
Ratio of net expenses to average net assets	1.32%	1.32%	1.37%	1.44%	1.47%
Ratio of net investment loss to average net assets [1]	(0.47)%	(0.16)%	(0.02)%	(0.33)%	(0.39)%
Portfolio turnover	61%	47%	52%	68%	51%
Net assets at end of year (000’s omitted)	$252,807	$186,189	$428,691	$566,023	$518,975

Ratios absent expense offsets: [3]
Ratio of total expenses to average net assets	1.53%	1.54%	1.47%	1.47%	1.47%
Ratio of net investment loss to average net assets	(0.68)%	(0.38)%	(0.12)%	(0.36)%	(0.39)%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.) Expense reductions began in 2006.
[2]	Rounds to less than $0.01 per share.
[3]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[4]	Per share numbers have been calculated using average shares.

12

Notes to Financial Statements

December 31, 2009

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Skyline Special Equities Portfolio (the “Fund”).

At the close of business on December 31, 2007, the Fund acquired the assets of Skyline Special Equities Portfolio, a series of Skyline Funds (the “Predecessor Fund”). The Predecessor Fund was the accounting and performance survivor of this transaction.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time the Fund’s NAV is calculated.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Generally Accepted Accounting Principles (GAAP) define fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

13

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Fund’s net assets by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Skyline Special Equities Portfolio
Investments in Securities
Common Stocks [1]	$242,492,759	—	—	$242,492,759
Short-Term Investments	22,973,262	$83,231	—	23,056,493

Total Investments in Securities	265,466,021	83,231	—	265,549,252
Other Financial Instruments [2]	—	—	—	—

Totals	$265,466,021	$83,231	—	$265,549,252

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the Schedule of Portfolio Investments.
[2]

Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

14

Notes to Financial Statements (continued)

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” agreement with The Bank of New York Mellon (“BNYM”) the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the year ended December 31, 2009, the custodian expense was not reduced.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2009, the transfer agent expense was reduced by $784.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2009, the Fund had no overdraft fees.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the year ended December 31, 2009, the management fee was reduced by $1,588.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimbursable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of the distributions paid during 2009 and 2008 were as follows:

	2009	2008
Distributions paid from:
Short-term capital gains	—	$578,076
Long-term capital gains	—	92,878

	—	$670,954

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

As of December 31, 2009, the components of distributable earnings (excluding unrealized appreciation / depreciation) on a tax basis consisted of:

2009
Capital loss carryforward	$99,037,126
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e. Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

15

Notes to Financial Statements (continued)

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2006-2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of December 31, 2009, the Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Capital Loss Carryover	Amount	Expires December 31,
	$30,467,620	2016
	68,569,506	2017

Total	$99,037,126

For the year ended December 31, 2009, the Fund did not utilize any capital loss carryovers.

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares is based on the valuation of those securities in accordance with the Fund’s policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2009, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: three accounts own 49%. Transactions by these shareholders may have a material impact on the Fund.

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund’s investment portfolio is managed by Skyline Asset Management, L.P. (“Skyline”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Skyline. AMG indirectly owned a majority interest in Skyline up until December 31, 2008, when the management team at Skyline reacquired AMG’s interest in Skyline. Effective January 1, 2009, Skyline is 100% owned by management at Skyline.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2009, the annual investment management fee rate, as a percentage of average daily net assets was 0.90%. The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisors, that advise or act as an intermediary with the Fund’s shareholders. For its services, the Administrator is paid a fee at a rate of 0.25% of average net assets per annum.

The Investment Manager has contractually agreed, through at least May 1, 2010, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) of the Fund exceed 1.32% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated expense limitation percentage of the Fund’s average daily net assets. For the year ended December 31, 2009, the Fund made no such repayments to the Investment Manager. At December 31, 2009, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $1,074,408.

The aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated among all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. The Chairman of the Audit Committee receives an additional payment of $5,000 per year. The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to December 31, 2007, the Predecessor Fund provided a deferred compensation plan for its Trustees who are not officers, limited partners or shareholders of limited partners of the Advisor. Under the deferred compensation plan, Trustees could elect to defer all or a portion of their compensation. Amounts deferred were retained by the Fund, represented an unfunded obligation of the Fund, and to the extent permitted by the Investment Company Act of 1940, as amended, may be invested in the common shares of the Fund, as selected by the Trustees. These shares were held by the Advisor on behalf of the Fund, the value of which is reflected in “Other assets” on the Statement of Assets and Liabilities at December 31, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/ decrease in the deferred compensation obligation and do not affect the Fund’s net asset value. At December 31, 2009, the unrealized depreciation on these shares amounted to $6,617.

16

Notes to Financial Statements (continued)

The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/ or Directors of the Investment Manager, AMG and/or MDI.

On June 23, 2009, the Securities and Exchange Commission granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible Funds in the Managers Family of Funds (the “Fund Family”). Participation in this interfund lending program is voluntary for both borrowing and lending Funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Funds’ Board of Trustees (the “Board”), and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the period from June 23, 2009 through December 31, 2009, the Fund lent $144,478 for 1 day earning interest of $4 to other Funds in the Fund Family. The interest amount can be found in the Statement of Operations as interest income.

3. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended December 31, 2009, were $117,680,337 and $140,051,868, respectively. The Fund had no purchases or sales of U.S. Government securities for the year ended December 31, 2009.

4. Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established a separate sleeve of the ICRF to hold these securities. The net impact of this position is not material to the Fund. The Fund’s position in the separate sleeve of the ICRF is included in the Schedule of Portfolio Investments and the unrealized loss on such investments is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund has determined that no additional material events or transactions occurred subsequent to December 31, 2009, and through February 22, 2010, the date of issuance of the Fund’s financial statements, which require additional disclosure in the Fund’s financial statements.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2009 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Skyline Special Equities Portfolio hereby designates $0 as a capital gain distribution with respect to the taxable year ended December 31, 2009, or, if subsequently determined to be different, the net capital gains of such year.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Skyline

Special Equities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio (one of the series constituting Managers AMG Funds, hereafter referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Philadelphia, Pennsylvania

February 22, 2010

18

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 •Trustee since 1999 •Oversees 34 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 •Independent Chairman •Trustee since 1999 •Oversees 34 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 •Trustee since 1999 •Oversees 34 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 •Trustee since 2004 •Oversees 34 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 •Trustee since 1999 •Oversees 34 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 •Trustee since 2004 •Oversees 34 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. and his position with Managers Distributors, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 •Trustee since 2008 •Oversees 34 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 •Trustee since 2008 •President since 2008 •Oversees 34 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 •Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 •Chief Financial Officer since 2007 •Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 •Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 •Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

19

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 4-5, 2009, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for the Skyline Special Equities Portfolio (the “Fund”). The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of this agreement. In considering the Investment Management Agreement, the Trustees reviewed a variety of materials relating to the Fund, the Investment Manager and the Subadvisor, including performance, fee and expense information, performance information for the relevant benchmark index (the “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 4-5, 2009, regarding the nature, extent and quality of services provided by the Investment Manager under its agreement. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Fund and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Fund; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Fund’s other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Fund.

Performance.

Among other information relating to the Fund’s performance, the Trustees reviewed materials provided in connection with a meeting held on May 20, 2009 and noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2009 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Value Index, for each period. The Trustees noted that the Investment Manager facilitated a sale of the entire ownership interest in the Subadvisor back to the management team of the Subadvisor, and also, at meetings held on December 4-5, 2008, the Trustees previously took into account management’s discussion of the reasons for the Fund’s performance and management’s discussion regarding its review of the Subadvisor. In addition, the Trustees noted, based on their review of materials provided in connection with the Meeting held on May 20, 2009, that the Fund’s year-to-date performance as of March 31, 2009 has exceeded both the Peer Group and the Fund Benchmark. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Furthermore, the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and the Subadvisor’s investment philosophy, strategies and techniques in managing the Fund. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Fund and its discussions with management regarding the factors that contributed to the performance of the Fund.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by the Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for an appropriate peer group of similar mutual funds, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Fund.

20

Annual Renewal of Investment Advisory Agreement (continued)

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing the Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current and potential asset levels of the Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Fund from time to time as a means of limiting the total expenses of the Fund. The Trustees also considered the current asset level of the Fund, including the effect on assets attributable to the economic and market conditions over the past year, and considered the impact on profitability of the current asset level and any future growth of assets of the Fund. The Board took into account management’s discussion of the current advisory fee structure. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for the Fund at this time. With respect to economies of scale, the Trustees also noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

The Trustees previously considered information relating to the Fund’s fees and expenses at meetings held on December 4-5, 2008 and noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of September 30, 2008 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2010, to limit the Fund’s annual operating expenses to 1.32%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement, in addition to those conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Management Agreement; and (b) the Investment Manager maintains an appropriate compliance program.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement would be in the best interests of the Fund and its shareholders. Accordingly, on June 4-5, 2009, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement for the Fund.

21

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

Investment Manager and Administrator

Managers Investment Group LLC

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Distributors, Inc.

333 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS	BALANCED FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North

America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie Inc.

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

MONEY MARKET JPMorgan Investment Advisors Inc.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a) (1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
GW&K Municipal Enhanced Yield Fund	$15,800	$10,900
GW&K Small Cap Equity Fund	$16,900	$9,800
GW&K Municipal Bond Fund	$15,500	$0
Skyline Special Equities Portfolio	$25,000	$28,500
TimesSquare Mid Cap Growth Fund	$24,297	$20,735
TimesSquare Small Cap Growth Fund	$20,252	$19,711
Renaissance Large Cap Growth Fund	$14,500	$0
All Funds in the Managers Complex Audited by PwC	$850,498	$769,183

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
GW&K Municipal Enhanced Yield Fund	$6,000	$3,400
GW&K Small Cap Equity Fund	$5,800	$3,400
GW&K Municipal Bond Fund	$6,000	$0
Skyline Special Equities Portfolio	$25,000	$7,350
TimesSquare Mid Cap Growth Fund	$8,500	$7,046
TimesSquare Small Cap Growth Fund	$7,200	$7,046
Renaissance Large Cap Growth Fund	$5,800	$0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date: March 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ JOHN H. STREUR
John H. Streur, President

Date: March 9, 2010

By:	/S/ DONALD S. RUMERY
Donald S. Rumery, Chief Financial Officer

Date: March 9, 2010